UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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First Focus Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of
Special Meeting
of Shareholders
and
Proxy Statement

First Focus Funds, Inc.

FIRST FOCUS FUNDS, INC.
ONE FIRST NATIONAL CENTER
1620 DODGE STREET
OMAHA, NEBRASKA 68197

April 16, 2010

Dear Shareholder:

We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of First Focus Funds, Inc. (“First Focus”).  The special meeting is scheduled to be held on April 30, 2010 at 10 a.m. Central Time (the “Meeting”) at the offices of First Focus, located at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197.  Please take the time to read the proxy statement and cast your vote.

The purpose of the Meeting is to seek your approval on the election and re-election of the Board of Directors and on matters related to the approval of a new investment advisory agreement for First Focus, on behalf of each series of First Focus (each, a "Fund" and together, the "Funds"), and new sub-advisory agreements for certain of the Funds, including a potential name change for the Funds.

The Board of Directors has concluded that all the proposals included in the proxy statement are in the best interests of First Focus and its shareholders (the “Shareholders”) and recommend that Shareholders vote in favor of each proposal for which they are eligible to vote.  For your added convenience, there is a summary at the beginning of the proxy statement that briefly describes each proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Michael Summers
President

FIRST FOCUS FUNDS, INC.
ONE FIRST NATIONAL CENTER
1620 DODGE STREET
OMAHA, NEBRASKA 68197

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of First Focus Funds, Inc.:

A special meeting of the shareholders (the “Shareholders”) of the First Focus Funds, Inc. ("First Focus'') will be held on April 30, 2010 at 10 a.m. Central Time (the "Meeting'') at the offices of First Focus, located at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197, for the following purposes:

(1)	To elect and re-elect three nominees to First Focus’ Board of Directors. This proposal applies to all Shareholders.

(2)
To approve a new investment advisory agreement between First Focus, on behalf of each series of First Focus (each, a "Fund" and together, the "Funds"), and Tributary Capital Management, LLC (“Tributary”).  This proposal applies to all Shareholders.

(3)
To approve a new sub-advisory agreement between Tributary and First National Fund Advisers, a newly-formed division of First National Bank in Fort Collins, Colorado, with respect to the First Focus Balanced Fund.  This proposal applies to Shareholders of the First Focus Balanced Fund only.

(4)
To approve a new sub-advisory agreement between Tributary and KBC Asset Management Limited with respect to the First Focus International Equity Fund.  This proposal applies to Shareholders of the First Focus International Equity Fund only.

(5)
To approve a new sub-advisory agreement between Tributary and Riverbridge Partners, LLC with respect to the First Focus Large Cap Growth Fund.  This proposal applies to Shareholders of the First Focus Large Cap Growth Fund only.

(6)	To approve the Board’s ability to change the name of First Focus and the Funds as follows at its discretion following the approval of Proposals (2) through (5):

Existing Name	New Name
First Focus Funds, Inc.	Tributary Funds, Inc.
First Focus Short-Intermediate Bond Fund	Tributary Short-Intermediate Bond Fund
First Focus Income Fund	Tributary Income Fund
First Focus Balanced Fund	Tributary Balanced Fund
First Focus Core Equity Fund	Tributary Core Equity Fund
First Focus Large Cap Growth Fund	Tributary Large Cap Growth Fund
First Focus Growth Opportunities Fund	Tributary Growth Opportunities Fund
First Focus Small Company Fund	Tributary Small Company Fund
First Focus International Equity Fund	Tributary International Equity Fund

The proposal to change the name of the First Focus applies to all Shareholders.  The proposal to change the name of a Fund applies to Shareholders of the respective Fund.

The Board has fixed the close of business on April 1, 2010 as the record date for determining Shareholders who are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

You are cordially invited to attend the Meeting.  Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly.  The enclosed proxy is being solicited by the Board of Directors of First Focus.

Your vote is important. Whether or not you plan to attend the meeting, please vote.

By Order of the Board of Directors

Toni Bugni
Secretary
April 16, 2010

IMPORTANT—We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience.  You may also vote through the internet by visiting the website address on your proxy card or by telephone by using the toll-free number on your proxy card.  If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

PROXY STATEMENT

FIRST FOCUS FUNDS, INC.
ONE FIRST NATIONAL CENTER
1620 DODGE STREET
OMAHA, NEBRASKA 68197

SPECIAL MEETING OF SHAREHOLDERS OF
FIRST FOCUS FUNDS, INC.

April 30, 2010

SOLICITATION OF PROXIES ON BEHALF OF THE
FIRST FOCUS FUNDS, INC. BOARD OF DIRECTORS

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of First Focus Funds, Inc. (“First Focus”) for use at a special meeting of shareholders of each series the of First Focus funds (the “Shareholders”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”) to be held at 10:00 a.m. Central Time on April 30, 2010 (the “Meeting”), at the offices of First Focus, located at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197, and at any adjournment of the meeting.  The approximate mailing date of this Proxy Statement is April 16, 2010.

Important Notice Regarding the Internet Availability of Proxy and Other Materials for the Meeting:

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy card also are available on First Focus’ website at:

www.firstfocusfunds.com/FinancialReports/financialReports.htm

Broadridge Financial Solutions, Inc., located at 51 Mercedes Way, Edgewood, New York 11717 has been engaged to assist in the solicitation of proxies for First Focus, at an estimated cost of approximately $12,000 plus expenses.  In addition, First Focus may request personnel of the Co-Administrators (as defined herein) to assist in the solicitation of proxies for no separate compensation.  It is anticipated that First Focus will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. Upon request, First Focus will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.  FNB Fund Advisers will bear the cost of soliciting proxies.

The Board has fixed the close of business on April 1, 2010, as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Shareholders on the Record Date will be entitled to one vote for each share of a particular series of First Focus (each, a "Fund" and together, the "Funds") held in his or her name, with proportional voting rights for fractional shares.  Based upon the records of First Focus and the Funds’ transfer agent, persons who beneficially or of record own more than five percent of a Fund’s outstanding shares as of the Record Date are listed in Appendix E.  Prior to completing the attached proxy cards, Shareholders should review all voting information presented below under “Additional Information About First Focus.”

SUMMARY OF PROPOSALS

While you should read the full text of this Proxy Statement, here is a brief summary of each of the proposals and how it will affect the Funds.

The following proposals will be considered and acted upon at the Meeting:

(1)	election and re-election of the Directors;

(2)	approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between First Focus, on behalf of each Fund, and Tributary Capital Management, LLC (“Tributary”);

(3)
approval of a new sub-advisory agreement (the “New First National Sub-Advisory Agreement”) between Tributary and First National Fund Advisers (“FNFA”), a newly-formed division of First National Bank in Fort Collins, Colorado (“FNBFC”), with respect to the First Focus Balanced Fund;

(4)
approval of a new sub-advisory agreement (the “New KBC Sub-Advisory Agreement”) between Tributary and KBC Asset Management International Limited (“KBC”), with respect to the First Focus International Equity Fund; and

(5)
approval of a new sub-advisory agreement (the “New Riverbridge Sub-Advisory Agreement”) between Tributary and Riverbridge Partners, LLC (“Riverbridge”), with respect to the First Focus Large Cap Growth Fund.

(6)	upon approval of Proposals (2) through (5), approve the Board’s ability to change the name of First Focus and the Funds at its discretion as follows:

Existing Name	New Name
First Focus Funds, Inc.	Tributary Funds, Inc.
First Focus Short-Intermediate Bond Fund	Tributary Short-Intermediate Bond Fund
First Focus Income Fund	Tributary Income Fund
First Focus Balanced Fund	Tributary Balanced Fund
First Focus Core Equity Fund	Tributary Core Equity Fund
First Focus Large Cap Growth Fund	Tributary Large Cap Growth Fund
First Focus Growth Opportunities Fund	Tributary Growth Opportunities Fund
First Focus Small Company Fund	Tributary Small Company Fund
First Focus International Equity Fund	Tributary International Equity Fund

Shareholders of each Fund will vote separately for the New Investment Advisory Agreement, the applicable sub-advisory agreements, and the name change of the respective Fund.  The following table lists the Shareholders of which Funds vote on these proposals.

Proposal	Shareholders Entitled to Vote
Election of Directors: Elect and re-elect current directors to the Board	Shareholders of all Funds, voting together
Advisory Agreement: Approve the New Investment Advisory Agreement between First Focus and Tributary, to become effective upon consummation of the Tributary Transactions, as described below	Shareholders of each Fund, voting separately by Fund
First National Fund Advisers Sub-Advisory Agreement:  Approve the New First National Sub-Advisory Agreement between Tributary and First National Fund Advisers, to become effective upon the consummation of the Tributary Transactions, as described below

Shareholders of the First Focus Balanced Fund
KBC Sub-Advisory Agreement: Approve the New KBC Sub-Advisory Agreement between Tributary and KBC, to become effective upon the consummation of the Tributary Transactions, as described below	Shareholders of the First Focus International Equity Fund
Riverbridge Sub-Advisory Agreement:  Approve the New Riverbridge Sub-Advisory Agreement between Tributary and Riverbridge, to become effective upon the consummation of the Tributary Transactions, as described below

Shareholders of the First Focus Large Cap Growth Fund
Name Change: Change the name of First Focus and each Fund to be effected at the discretion of the Board.	First Focus: Shareholders of all Funds, voting together Each Fund: Shareholders of the respective Fund

PROPOSAL NO. 1 (ALL SHAREHOLDERS) – ELECTION OF NOMINEES TO THE BOARD

Under this proposal, the Board recommends that Shareholders of the Funds elect and re-elect each of the current directors to the Board:  Michael Summers, Robert A. Reed, and Gary D. Parker.  First Focus will be managed by the directors in accordance with the laws of Nebraska governing corporations. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The directors appoint the officers of First Focus to actively supervise its day-to-day operations.

PROPOSAL NO. 2 (ALL SHAREHOLDERS) – TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT

Under this proposal, the Board recommends that Shareholders of the Funds approve the New Investment Advisory Agreement between Tributary and First Focus, on behalf of all the Funds.  FNB Fund Advisers (“FNB Advisers”), a division of First National Bank of Omaha, N.A. (“FNBO”), presently serves as the investment adviser to six of the eight Funds (the First Focus Short-Intermediate Bond Fund, the First Focus Income Fund, the First Focus Core Equity Fund, the First Focus Large Cap Growth Fund, the First Focus Small Company Fund, and the First Focus International Equity Fund (collectively, the “FNB Advised Funds”)), pursuant to an Investment Advisory Agreement, dated December 20, 1994, as amended December 5, 1995, June 4, 1996, February 14, 2005, and July 1, 2007 (the “Current FNB Advisory Agreement”).  Tributary presently serves as the investment adviser to the First Focus Balanced Fund and to the First Focus Growth Opportunities Fund (together, the “Tributary Advised Funds”), pursuant to an Investment Advisory Agreement, dated February 14, 2005 (the “Current Tributary Advisory Agreement,” and together with the Current FNB Advisory Agreement, the “Current Master Advisory Agreements”).

FNB Advisers and Tributary are both owned, directly or indirectly, by First National of Nebraska, Inc., a Nebraska corporation (“FNNI”).  By adopting this proposal, Tributary will be directly responsible for, and accountable to the Shareholders for, the investment performance of all eight Funds.  The advisory fees to be paid to Tributary, its duties to each of the Funds, and its investment management operations and investment professionals will be substantially identical to those fees, duties, investment management operations, and investment professionals existing under (i) the Current FNB Advisory Agreement with respect to the FNB Advised Funds, and (ii) the Current Tributary Advisory Agreement with respect to the Tributary Advised Funds.

PROPOSAL NO. 3 (FIRST FOCUS BALANCED FUND SHAREHOLDERS ONLY) – TO APPROVE THE NEW FIRST NATIONAL SUB-ADVISORY AGREEMENT

Under this proposal, the Board recommends that Shareholders of the First Focus Balanced Fund approve the New First National Sub-Advisory Agreement between Tributary and FNFA with respect to the First Focus Balanced Fund.  Tributary presently serves as the investment adviser to the First Focus Balanced Fund.  FNFA is a separately-identifiable division of FNBFC, 205 West Oak Street, Fort Collins, Colorado 80521.  By adopting this proposal, FNFA will offer certain sub-advisory services to aid Tributary in its responsibility and accountability for the investment performance of the First Focus Balanced Fund.  The sub-advisory fees to be received by FNFA from Tributary are equal to an annual rate of 0.375% of the average daily net assets of the First Focus Balanced Fund, paid at the same time and in the same manner as Tributary would be paid its advisory fee under the New Investment Advisory Agreement.

PROPOSAL NO. 4 (FIRST FOCUS INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY) – TO APPROVE THE NEW KBC SUB-ADVISORY AGREEMENT

Under this proposal, the Board recommends that Shareholders of the First Focus International Equity Fund approve the New KBC Sub-Advisory Agreement between KBC and Tributary with respect to the First Focus International Equity Fund.  KBC presently serves as the sub-adviser to the First Focus International Equity Fund, pursuant to an Investment Sub-Advisory Agreement dated April 15, 2002 (the “KBC Sub-Advisory Agreement”).  Pursuant to this proposal, KBC will continue to provide sub-advisory services and aid Tributary in its responsibility and accountability for the investment performance of the First Focus International Equity Fund.  The sub-advisory fees to be received by KBC from Tributary are equal to an annual rate of 0.50% of the average daily net assets of the First Focus International Equity Fund, paid at the same time and in the same manner as Tributary would be paid its advisory fee under the New Investment Advisory Agreement.

PROPOSAL NO. 5 (FIRST FOCUS LARGE CAP GROWTH FUND SHAREHOLDERS ONLY) – TO APPROVE THE NEW RIVERBRIDGE SUB-ADVISORY AGREEMENT

Under this proposal, the Board recommends that Shareholders of the First Focus Large Cap Growth Fund approve the New Riverbridge Sub-Advisory Agreement between Riverbridge and Tributary with respect to the First Focus Large Cap Growth Fund.  Riverbridge presently serves as the sub-adviser to the First Focus Large Cap Growth Fund, pursuant to an Investment Sub-Advisory Agreement effective July 1, 2007 (the “Riverbridge Sub-Advisory Agreement,” and collectively with the KBC Sub-Advisory Agreement and the Current Master Advisory Agreements, the “Current Advisory Agreements”).  Pursuant to this proposal, Riverbridge will continue to provide sub-advisory services and aid Tributary in its responsibility and accountability for the investment performance of the First Focus Large Cap Growth Fund.  The sub-advisory fees to be received by Riverbridge from Tributary are equal to an annual rate of 0.45% of the average daily net assets of the First Focus Large Cap Growth Fund, paid at the same time and in the same manner as Tributary would be paid its advisory fee under the New Investment Advisory Agreement.

PROPOSAL NO. 6 (ALL SHAREHOLDERS) – TO APPROVE THE POTENTIAL NAME CHANGE OF FIRST FOCUS AND EACH OF THE FUNDS

Under this proposal, the Board recommends that Shareholders of each of the Funds approve the Board’s ability to effectuate a name change for First Focus and each of the Funds at the Board’s discretion.  Pursuant to this proposal, upon approval by Shareholders of Proposals (2) through (5), the Board may change the name of First Focus to Tributary Funds, Inc., and may change the name of each Fund as follows:  Tributary Short-Intermediate Bond Fund; Tributary Income Fund; Tributary Balanced Fund; Tributary Core Equity Fund; Tributary Large Cap Growth Fund; Tributary Growth Opportunities Fund; Tributary Small Company Fund; and Tributary International Equity Fund.  The purpose of this proposal is to conform the Funds’ names to the name of the new investment adviser to the Funds, Tributary.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL FOR WHICH YOU ARE ELIGIBLE TO VOTE.

SHAREHOLDER REPORTS

Unaudited financial statements of First Focus in the form of the Semi-Annual Report, dated September 30, 2009, and audited financial statements of First Focus in the form of the Annual Report, dated March 31, 2009, have been mailed to Shareholders before this proxy mailing.  First Focus will furnish, without charge, a copy of the Annual Report or the Semi-Annual Report to any Shareholder who requests the report.  Shareholders may obtain such reports by visiting www.firstfocusfunds.com; calling 1-800-662-4203; or by writing First Focus at 1620 Dodge Street, Mail Stop 1075, Omaha, Nebraska 68197.

BACKGROUND

DESCRIPTION OF THE TRANSACTION

Purchases of Membership Interests in Tributary
Subject to Shareholder approval, FNNI will engage in an internal reorganization of its subsidiaries, including FNB Advisers and Tributary.  As part of this reorganization, FNBO has entered into an Interest Purchase Agreement (the “Purchase Agreement”) under which FNBO will purchase all of the outstanding interests in Tributary from FNBFC.  Under the terms of the Purchase Agreement, all existing FNB Adviser personnel will become employees of Tributary, and such personnel, as applicable, will continue to service the Funds as they have previously (with such transactions collectively referred to as the “Tributary Transactions”).

The New Investment Advisory Agreement and the Tributary Transactions will enable the current managers and portfolio management teams of FNB Advisers to continue to advise the FNB Advised Funds.  Shareholder approval of the New Investment Advisory Agreement is a condition to the closing of the Purchase Agreement.

The Purchase Agreement, if consummated, may be deemed to constitute an “assignment,” (as defined in the 1940 Act), of the Current Master Advisory Agreements.  Accordingly, pursuant to the 1940 Act, the Current Master Advisory Agreements would terminate upon the consummation of the Purchase Agreement and the effectiveness of the New Investment Advisory Agreement.

Subject to Shareholder approval, the Tributary Transactions are expected to close on or about April 30, 2010.  If any Shareholders do not approve their Fund’s New Investment Advisory Agreement, the appropriate parties will have no obligation to close the Purchase Agreement.  Upon completion of the Tributary Transactions, Tributary will assume all operations, employees, rights, and obligations of FNB Advisers and FNB Advisers will terminate its current registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act’).

Subsequent Transfer of Interests in Tributary
After the completion of the Tributary Transactions, the integration of FNB Advisers’ personnel into Tributary, and the commencement of the New Investment Advisory Agreement between Tributary and the Funds, FNBO intends to transfer all of its interests in Tributary to either FNIB or FNNI (the “Follow On Transfer”).  Due to the application of various regulatory provisions to FNNI and its subsidiaries in connection with the Follow On Transfer, the purchaser of Tributary has not been determined as of the date of this Proxy Statement.  However, regardless of whether FNIB or FNNI purchase the interests in Tributary from FNBO, none of Tributary’s personnel or management will change in connection with the Follow On Transfer.  Accordingly, the Follow On Transfer will not constitute an “assignment” of the New Investment Advisory Agreement by Tributary under the 1940 Act, and therefore neither the Funds nor the New Investment Advisory Agreement will be affected by the Follow On Transfer.

Appointment of First National Fund Advisers as Sub-Adviser to First Focus Balanced Fund
In anticipation of the Tributary Transactions, FNFA, a new division of FNBFC, has been established.  Pursuant to the New First National Sub-Advisory Agreement with Tributary, FNFA will offer certain sub-advisory services to aid Tributary in its responsibility and accountability for the investment performance of the First Focus Balanced Fund.  The sub-advisory fees to be received by FNFA from Tributary are equal to an annual rate of 0.375% (37.5 bps) of the average daily net assets of the First Focus Balanced Fund, paid at the same time and in the same manner as Tributary would be paid its advisory fee pursuant to the New Investment Advisory Agreement.

Appointment of KBC as Sub-Adviser to First Focus International Equity Fund
Upon the consummation of the Rights Purchase Agreement, the existing KBC Sub-Advisory Agreement will terminate automatically.  To enable KBC to continue serving as sub-adviser and aid Tributary in its responsibility and accountability for the investment performance of the First Focus International Equity Fund, Tributary and KBC will need to enter into the New KBC Sub-Advisory Agreement.  With the exception of replacing FNBO with Tributary as the “Adviser” and a new effective date, the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement are substantially identical.

Appointment of Riverbridge as Sub-Adviser to First Focus Large Cap Growth Fund
Upon the consummation of the Rights Purchase Agreement, the existing Riverbridge Sub-Advisory Agreement will terminate automatically.  To enable Riverbridge to continue serving as sub-adviser and aid Tributary in its responsibility and accountability for the investment performance of the First Focus Large Cap Growth Fund, Tributary and Riverbridge will need to enter into the New Riverbridge Sub-Advisory Agreement.  With the exception of replacing FNBO with Tributary as the “Adviser,” a new effective date, and shortening the notice requirement from sixty (60) days to thirty (30) days, the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement are substantially identical.

CURRENT INVESTMENT ADVISERS

FNB Advisers, a division of FNBO, 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197 presently serves as the investment adviser to the FNB Advised Funds.  FNB Advisers is a registered investment adviser under the Advisers Act.  FNBO is a subsidiary of FNNI, a Nebraska corporation with total assets of about $19 billion as of December 31, 2009.  FNBO offers clients a full range of financial services and has seventy years of experience in banking, trust, and financial investment management.  As of December 31, 2009, First Investment Group, the investment division of FNBO which includes FNB Advisers, had $4.6 billion in assets under management.  FNB Advisers acts through its Chief Financial Officer, and its employees.  Steve Frantz, whose business address is 1620 Dodge Street, Stop 175, Omaha, Nebraska 68197, has been with FNB Advisers for ten years.  Appendix A lists the current executive officers and directors of FNB Advisers.

Tributary, located at 215 West Oak Street, Fort Collins, Colorado 80521, is the investment adviser to the Tributary Advised Funds.  Tributary is a wholly-owned subsidiary of FNBFC, which is a wholly-owned subsidiary of First National of Colorado, Inc., a locally-owned community bank holding company (“FNCI”), 205 West Oak Street, Fort Collins, Colorado 80521, which in turn is a wholly-owned subsidiary of FNNI.  As of December 31, 2009, Tributary had approximately $233.9 million in assets under management.  Tributary acts through its Managing Director, Kurt Spieler; its Senior Portfolio Manager, David Jordan; and its employees.  Mr. Spieler, whose business address is 215 West Oak

Street, Fort Collins, Colorado 80522, has been with Tributary for three years.  Mr. Jordan, whose business address is 215 West Oak Street, Fort Collins, Colorado 80522, has been with Tributary, and its predecessor, FNB Advisers, for more than fourteen years.  Appendix A lists the current executive officers and directors of Tributary.

KBC is a subsidiary of KBC Asset Management Limited, located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as the investment sub-adviser to the First Focus International Equity Fund.  KBC, a registered investment adviser under the Advisers Act, provides investment advisory services to individuals, investment companies, and other institutions.  As of December 31, 2009, KBC had $5.6 billion in assets under management.  KBC is part of the KBC Bank and Insurance Group NV.  KBC Group is a financial services group with headquarters in Brussels, Belgium.  KBC acts through its Chief Executive Officer, Sean Hawkshaw, and its employees.  Mr. Hawkshaw, whose business address is Joshua Dawson House, Dawson Street, Dublin 2, Ireland, has been with KBC for seventeen years.  Appendix A lists the current executive officers and directors of KBC.

Riverbridge, located at Midwest Plaza West, 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402, serves as the investment sub-adviser to the First Focus Large Cap Growth Fund.  Riverbridge, a registered investment adviser under the Advisers Act, provides investment advisory services to individuals, investment companies, and other institutions.  As of December 31, 2009, Riverbridge had $1.731 billion in assets under management.  Riverbridge has been a registered investment adviser since 1987.  Riverbridge’s business address is Midwest Plaza West, 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402.

CURRENT ADVISORY AGREEMENTS

FNB Advisers and Tributary (together, the “Current Advisers”) supervise and administer the Funds’ respective investment programs.  Supervised by the Board and following each Fund’s investment objectives and restrictions, each Adviser (or, as to the First Focus International Equity Fund and First Focus Large Cap Growth Fund, the sub-adviser): (i) manages a Fund’s investments, (ii) makes buy/sell decisions and places the related orders, and (iii) keeps records of purchases and sales.  Investment decisions for the Funds are made by teams of adviser or sub-adviser personnel.  In general, investment decisions are made by consensus, and no one person is primarily responsible for making investment recommendations.  Each Fund’s respective portfolio management team is primarily responsible for day-to-day management of the Fund.

FNB Advisers provides investment advisory services to the FNB Advised Funds pursuant to the Current FNB Advisory Agreement.  The Current FNB Advisory Agreement was most recently approved by the Board on May 18, 2009.

Tributary provides investment advisory services to the Tributary Advised Funds pursuant to the Current Tributary Advisory Agreement.  The Current Tributary Advisory Agreement was most recently approved by the Board on May 18, 2009.

KBC provides investment sub-advisory services to FNB Advisers for the First Focus International Equity Fund pursuant to the KBC Sub-Advisory Agreement.  The KBC Sub-Advisory Agreement was most recently approved by the Board on May 18, 2009.

Riverbridge provides investment sub-advisory services to FNB Advisers for the First Focus Large Cap Growth Fund pursuant to the Riverbridge Sub-Advisory Agreement.  The Riverbridge Sub-Advisory Agreement was most recently approved by the Board on May 18, 2009.

The Current Advisory Agreements have existed since each Fund’s inception.  As a result, the Current Advisory Agreements were approved by each Fund’s initial Shareholders and have not been otherwise submitted to a vote of the Funds’ Shareholders.

Unless otherwise terminated, after their initial terms, the Current Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by (a) the vote of a majority of First Focus’ Board of Directors who are not “interested persons” (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) the vote of a majority of First Focus’ Board of Directors or by the vote of a majority of all votes attributable to the outstanding shares of such Fund.

First Focus pays FNB Advisers and Tributary, for their services to the Funds, a fee based on an annual percentage of the average daily net assets of each Fund.  The following table sets forth the advisory fees paid on behalf of each Fund for the fiscal year ended March 31, 2010, and identifies the respective adviser.

Fund	Advisory Fee
First Focus Short-Intermediate Bond Fund	0.50% (to FNB Advisers)
First Focus Income Fund	0.60% (to FNB Advisers)
First Focus Balanced Fund	0.75% (to Tributary)
First Focus Core Equity Fund	0.75% (to FNB Advisers)
First Focus Large Cap Growth Fund	0.90% (to FNB Advisers)
First Focus Growth Opportunities Fund	0.75% (to Tributary)
First Focus Small Company Fund	0.85% (to FNB Advisers)
First Focus International Equity Fund	1.00% (to FNB Advisers)

For sub-advisory services provided by KBC to FNB Advisers with respect to the First Focus International Equity Fund, FNB Advisers pays KBC a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the First Focus International Equity Fund.  For sub-advisory services provided by Riverbridge to FNB Advisers with respect to the First Focus Large Cap Growth Fund, FNB Advisers pays Riverbridge a sub-advisory fee at an annual rate of 0.45% of the average daily net assets of the First Focus Large Cap Growth Fund.

FNB Advisers and Tributary may choose to waive all or some of their advisory fees, as applicable, which will cause a Fund’s yield and total return to be higher than it would be without the waiver.  Additionally, KBC and Riverbridge may choose to waive a portion of their sub-advisory fees.  Currently FNB Advisers, Tributary, and Riverbridge have contractually agreed to fee waivers in the following amounts for the period August 1, 2009 through July 31, 2010:

Fund	Fee Waiver
First Focus Short-Intermediate Bond Fund	0.29% (from FNB Advisers)
First Focus Income Fund	0.47% (from FNB Advisers)
First Focus Balanced Fund	0.15% (from Tributary) (0.075% from FNFA as sub-adviser)
First Focus Core Equity Fund	0.15% (from FNB Advisers)
First Focus Large Cap Growth Fund	0.20% (from FNB Advisers) (0.10% from Riverbridge as sub-adviser)
First Focus Growth Opportunities Fund	0.15% (from Tributary)
First Focus Small Company Fund	0.15% (from FNB Advisers)
First Focus International Equity Fund	0.15% (from FNB Advisers)

The following table sets forth the advisory fees, net of fee waivers, earned by FNB Advisers and Tributary for the fiscal year ended March 31, 2010:

Fiscal Year Ended March 31, 2010

Fund	Fee Waivers	Advisory Fees Net of Fee Waivers
First Focus Short-Intermediate Fund	$	$
First Focus Income Fund	$	$
First Focus Balanced Fund	$	$
First Focus Core Equity Fund	$	$
First Focus Large Cap Growth Fund	$	$
First Focus Growth Opportunities Fund	$	$
First Focus Small Company Fund	$	$
First Focus International Equity Fund	$	$

For the fiscal year ended March 31, 2010, the Funds paid no commissions on securities transactions to any broker affiliated with FNB, Tributary, or First Focus.

During the last fiscal year, contractual fee waivers on the First Focus Income Fund, the First Focus Large Cap Growth Fund, and the First Focus International Equity Fund were decreased.  Effective August 1, 2009, (i) the First Focus Income Fund decreased its waiver from 52 bps to 47 bps, (ii) the First Focus International Fund decreased its waiver from 25 bps to 15 bps, and (iii) the First Focus Large Cap Growth Fund decreased its waiver from 45 bps to 20 bps.

There has been no material interest, direct or indirect, of any Director of the Funds in (i) any material transactions or (ii) any material proposed transactions since the beginning of the most recently completed fiscal year, to which the investment adviser of the Funds, any parent or subsidiary of the investment adviser (other than a Fund) or any subsidiary or parent of such entities was or is to be a party.

The Current Master Advisory Agreements, as required by the 1940 Act, each contain a provision requiring the agreement to terminate in the event of an “assignment.”  Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts.  As described above, Tributary and FNB Advisers are involved in the Tributary Transactions.  Tributary may be deemed to undergo a change of control (as that term is used under the 1940 Act) upon consummation of the Tributary Transactions.  Such a change of control may be deemed to result in the assignment of, and therefore the termination of, the Current Tributary Advisory Agreement.  Additionally, pursuant to the Tributary Transactions, the Current FNB Advisory Agreement will be assigned to Tributary.  Therefore, upon the consummation of the Tributary Transactions, and subject to Shareholder approval, Tributary will become the sole investment adviser to all Funds.

As discussed below and taking into account that the investment professionals of FNB Advisers will be transferred to Tributary, neither the level nor the quality of the advisory services provided to each Fund nor the compensation paid for those services will change under the New Investment Advisory Agreement.  With the exception of inserting Tributary as the investment adviser to the Funds, and different dates of effectiveness, the Current Master Advisory Agreements and the New Investment Advisory Agreement are substantially identical.  With the exception of replacing FNBO with Tributary as the “Adviser” and a new effective date, the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement are substantially identical.  With the exception of replacing FNBO with Tributary as the “Adviser”, a new effective date, and shortening the termination notice requirement from sixty (60) days to thirty (30) days, the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement are substantially identical.

PROPOSAL 1

ELECTION OF NOMINEES TO THE BOARD
(ALL SHAREHOLDERS)

REQUIRED VOTE

The Board recommends that Shareholders of the Funds elect the current director to the Board:  Michael Summers.  The Board also recommends that Shareholders of the Funds re-elect the current directors to the Board:  Robert A. Reed, and Gary D. Parker.  Each nominee must be elected by a plurality of the shares of First Focus voted at the Meeting.  Shares of each Fund that will be counted together in determining the results of the voting for Proposal 1.

If any director standing for election shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, present and acting at the Meeting. Any such substitute candidate for election as a director shall be made by a majority of the directors of the Funds who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”) of the Funds. The Board has no reason to believe that any current director will become unavailable for election as a director.

NOMINEES’ INFORMATION

Background

First Focus will be managed by the directors in accordance with the laws of Nebraska governing corporations. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The directors appoint the officers of First Focus to actively supervise its day-to-day operations.

Please see Appendix D to this Proxy Statement for the business addresses, ages, principal occupations during the last five years, other current directorships, ownership of shares in the Funds, compensation of the directors as well as the specific experience, qualifications, attributes, and skills that led to the conclusion that each person should serve as a director for the Funds.

Board Structure

Throughout its existence, the relative size of First Focus has been modest, as compared to many fund families.  This is primarily because traditionally First Focus has been almost exclusively marketed to customers of First National Bank, and the Funds have not sought widespread distribution.  Because of First Focus’ smaller size, for a number of years the structure of its Board has been smaller than is required for larger scale fund families.  Presently, the Board has three directors, two of whom are not “interested persons” (as defined in the 1940 Act) of either the Funds, the Funds’ respective investment advisers or the Funds’ various service providers.

Because of the Funds’ affiliation with the First National organization, First Focus has always had at least one director who is affiliated with First National, an arrangement which is quite common in the fund industry.  Presently, the Funds’ one interested director meets the definition of “interested” under the 1940 Act because of his affiliation with First National, and serves as the Board’s Chairman.  Given the relatively modest size of First Focus, we believe the Board’s structure comprised of two-thirds independent directors is appropriate.  Moreover, because the Board has only two Independent Directors, First Focus does not believe that appointing a lead Independent Director would be particularly useful.  Instead, all decisions with affiliated persons, and as described below, and all committee matters which should be decided by Independent Directors are determined by the two Independent Directors functioning as a committee, or as the only Independent Directors, as applicable.

The Board has formed two committees, the Audit Committee and the Nominations Committee, which are generally charged with determining First Focus’ most important corporate governance matters, such as reviewing the Funds’ reported financial information and nominating new directors for shareholder election.  Both of those committees are comprised solely of the two Independent Directors.  Please see the description below regarding the specific responsibilities of those committees.

The Board’s role in overseeing the risks of First Focus begins with its duties imposed by it under both the 1940 Act and state corporate law—as the body which is charged with supervision of First Focus’ overall operations.  In addition to reviewing periodic reports provided to the Board from the Funds’ various service providers, the Board meets, usually in person, at least quarterly to discuss the Funds’ operations, performance, and other matters such as review of any compliance concerns, if any.  The Board has caused the Funds to engage with certain service providers which assist it in overseeing the Funds’ operations.  For example, the Funds’ co-administrators are primarily responsible for assuring the Funds’ accounting is appropriately managed and the Funds’ internal operations are appropriately carried out, the Funds’ investment advisers are primarily responsible for implementing the Funds’ respective investment programs, and the Funds’ independent auditors are primarily responsible for conducting the annual audit of the Funds’ financial statements.  The Board oversees the activities of all of these service providers.

In addition, the Board’s committee structure further enables it to oversee First Focus’ risks.  The primary committee in this regard is the Audit Committee, which is comprised entirely of Independent Directors.  The Funds’ independent auditors must report their findings and conclusions respecting their annual audit of the Funds’ financial statements.  Furthermore, the Funds’ internal policies require service providers and other persons to report compliance and similar risk matters to the attention of the Audit Committee.

Beneficial Ownership

The table below sets forth the amount of Shares beneficially owned by each director in each Fund stated as one of the following dollar ranges:  None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. The information below is provided as of December 31, 2009.

	Independent Directors		Interested Director
	Mr. Parker	Mr. Reed	Mr. Summers
First Focus Short-Intermediate Fund	None	None	None
First Focus Income Fund	None	None	None
First Focus Balanced Fund	None	None	None
First Focus Core Equity Fund	None	None	None
First Focus Growth Fund	None	None	None
First Focus Small Company Fund	None	None	None
First Focus International Fund	None	None	$1-$10,000
First Focus Large Cap Fund	None	None	None
All Funds in the Aggregate	None	None	$1-$10,000

Compensation

The following table sets forth certain information concerning compensation paid by First Focus to its directors in the fiscal year ended March 31, 2010.

Name and Position	Aggregate Compensation From First Focus	Pension or Retirement Benefits Accrued as Part of First Focus Expenses	Estimated Annual Retirement Benefits	Total Compensation From First Focus
Independent Directors
Gary D. Parker Director	$9,000	0	0	$9,000
Robert A. Reed Director	$9,000	0	0	$9,000
Interested Director
Michael Summers President and Director	0	0	0	0

The officers of First Focus receive no compensation directly from First Focus for performing the duties of their offices.  The officers of First Focus, may, from time to time, serve as officers of other investment companies.  Jackson Fund Services (“JFS”), a division of Jackson National Asset Management, LLC, as the Funds’ Co-Administrator, receives fees from each of the Funds for acting as Co-Administrator.  Mr. Koors, Ms. Bugni, and Ms. Hernandez are employees of, and are compensated by, JFS.  Beacon Hill Fund Services, Inc. (“Beacon Hill”), provides the Funds with certain compliance services.  Mr. Ruehle is an employee of Beacon Hill, and as such, is compensated by Beacon Hill.

Board Meeting Attendance

During the fiscal year ended March 31, 2010, the Board held five meetings.  Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board, and the total number of meetings held by all committees of the Board on which he served.  First Focus encourages all of its directors to attend its Shareholders’ meetings, though First Focus did not hold a Shareholders’ meeting last year.

Committees

The Board has established the following committees:

Audit Committee. The Board’s Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Funds’ independent registered public accounting firm, reviewing the scope of the proposed audits of the Funds, reviewing the results of the annual audits of the Fund’s financial statements with the independent registered public accounting firm and interacting with the Fund’s independent auditors on behalf of the full Board. The Audit Committee currently consists of each of the Independent Directors. The Audit Committee held three meetings during the fiscal year ended March 31, 2010.

Nominations Committee. The Nominations Committee is responsible for screening and nominating candidates for election to the Board as Independent Directors of the Funds. The Nominations Committee is comprised of the Independent Directors.  The Nominations Committee held one meeting during the fiscal year ended March 31, 2010. The Nominations Committee has adopted a Charter effective November 15, 2004. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the Shareholders of the Funds. Recommendations can be submitted to:  First Focus Funds, Inc., 1620 Dodge Street, Mail Stop 1071, Omaha, NE 68102, Attention:  Chairman, Nominations Committee.

In considering candidates for selection or nomination to the Board, the Nominations Committee will consider various factors, including a candidate’s education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate’s other business and professional activities, and other factors that may be deemed relevant by the Nominations Committee.

Fair Value Committee. The Board has a standing Fair Value Committee that is composed of various representatives of First Focus’ service providers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee meets periodically, as necessary, and met four times during the fiscal year ended March 31, 2010.

PROPOSAL 2

APPROVAL OF
NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN TRIBUTARY AND FIRST FOCUS,
ON BEHALF OF EACH OF THE FUNDS
(ALL SHAREHOLDERS MUST APPROVE)

REQUIRED VOTE

Approval of the New Investment Advisory Agreement appointing Tributary as investment adviser to all of the Funds requires the affirmative vote of a majority of the outstanding voting securities of each Fund.  Under the 1940 Act, a majority of each Fund’s outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of each Fund’s outstanding shares are present in person or represented by proxy, or (ii) more than 50% of each Fund’s outstanding voting securities.  If the New Investment

Advisory Agreement is not so approved by each Fund’s Shareholders, Tributary will continue to serve as investment adviser to the Tributary Advised Funds at the current fee level under the Current Tributary Advisory Agreement, and FNB Advisers will continue to serve as investment adviser to the FNB Advised Funds at the current fee level under the terms of the Current FNB Advisory Agreement.

CURRENT AND NEW ADVISORY AGREEMENTS

Except for differences in the effective and renewal dates, the Current Master Advisory Agreements and the New Investment Advisory Agreement are substantially similar.  A form of the New Investment Advisory Agreement is attached to this Proxy Statement as Appendix B.  Under the New Investment Advisory Agreement, Tributary would perform the same services it currently performs with respect to the Tributary Advised Funds and would perform the same services currently performed by FNB Advisers with respect to the FNB Advised Funds.  With the sole exception of Kurt Spieler, who will join FNBFC, the portfolio managers, portfolio management team, and investment programs are expected to continue substantially unchanged as a result of the Tributary Transactions.  Additionally, no further changes to Tributary’s personnel or management will occur in connection with the Follow On Transfer.

Pursuant to both the Current Master Advisory Agreements and the New Investment Advisory Agreement, the investment adviser to the Funds is responsible for providing a continuous investment program for the Funds, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold, or held in the Funds, and the selection of brokers and dealers through which securities transactions for the Funds are executed.  The investment adviser performs its responsibilities subject to the supervision of, and policies established by, the Board.

Although Tributary intends to devote such time and effort to the business of the Funds as is reasonably necessary to perform its duties to First Focus, both the Current Master Advisory Agreements and the New Investment Advisory Agreement acknowledge that the services of Tributary are not exclusive, and Tributary may provide similar services to other investment companies and other clients and may engage in other activities.

Under both the Current Master Advisory Agreements and the New Investment Advisory Agreement, the investment adviser bears all expenses incurred by it in performing its duties as investment adviser, including but not limited to, expenses related to all office space, facilities, equipment, and clerical personnel necessary for the investment adviser to carry out its duties and obligations under the respective agreement, but excluding the cost of securities, commissions, and transfer taxes, if any, purchased for the Funds.  Each of the Funds bears the following expenses relating to its operations:  organizational expenses, taxes, interest, any brokerage fees and commissions, fees of the directors of First Focus, Securities and Exchange Commission (“SEC”) fees, state securities registration fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to a Fund’s current and prospective Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, costs of Fund accounting services, certain insurance premiums, costs of maintenance of First Focus’ existence, costs of Shareholders’ and directors’ reports and meetings, distribution expenses, Shareholder servicing expenses incurred pursuant to First Focus’ Administrative Services Plan and other similar arrangements, any extraordinary expenses incurred in the Fund’s operation, and other operating expenses not assumed by First Focus’ service providers.

The New Investment Advisory Agreement provides for the furnishing of the same advisory services for the same advisory fees as the Current Master Advisory Agreements.  Additionally, both the Current Master Advisory Agreements and the New Investment Advisory Agreement provide, among other things, that in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over First Focus) exceeds the expense limitations of any such state, the investment adviser will reimburse the Fund for such excess expenses; provided, that the obligation of the investment adviser to reimburse the Funds is limited to the amount of its fee for such fiscal year.  Notwithstanding the foregoing, both agreements also provide that the investment adviser must reimburse the Funds for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent required by securities regulations of any state having jurisdiction over First Focus.

The Current Master Advisory Agreements and the New Investment Advisory Agreement provide that the investment adviser is entitled to receive a fee, payable monthly, at an annual rate based of the average daily net assets of each Fund.  The fees for each Fund under the New Investment Advisory Agreement are the same as under the Current Master Advisory Agreements, as set forth above in the discussion under the heading “Current Advisory Agreements.”  Additionally, the current fee waivers agreed to by each Current Adviser, on behalf of the Funds and as set forth above in the discussion under the heading  “Current Advisory Agreements,” remain unchanged under the New Investment Advisory Agreement.

The Current Master Advisory Agreements and the New Investment Advisory Agreement provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the investment advisory agreement.

The Current Master Advisory Agreements and the New Investment Advisory Agreement are renewable annually, with respect to a Fund by (i) the vote of a majority of those members of the Board who are not parties to the agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of all of the members of the Board or by vote of the holders of “a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act).

The Current Master Advisory Agreements and the New Investment Advisory Agreement terminate automatically if assigned (as defined in the 1940 Act) and may be terminated by either party thereto at any time, without penalty, on sixty (60) days’ written notice.

BASIS FOR THE BOARD RECOMMENDATION

At an in-person meeting of the Board held on February 24, 2010, the Board, including the directors who are neither (i) parties to the advisory contract nor (ii) “interested persons” (as defined in the 1940 Act) of either the Funds or any of the investment advisers, unanimously concluded that the New Investment Advisory Agreement is in the best interests of the Funds and their Shareholders, and approved, and voted to recommend to the Shareholders of each Fund that they approve, the New Investment Advisory Agreement.  At a second meeting of the Board on March 29, 2010, the Board reviewed the terms of the Follow On Transfer and determined that no changes would occur to either the personnel or the management of Tributary in connection with the Follow On Transfer.

In approving the New Investment Advisory Agreement, the Board took into account that the provisions of the Current Master Advisory Agreements and the New Investment Advisory Agreement are substantially identical.  The Board also noted that neither the Funds nor their Shareholders will pay any of the costs and expenses incurred by the Funds associated with the Tributary Transactions, including the consummation of the Purchase Agreement, as well as the Funds’ expenses incurred to obtain Shareholder approvals and associated regulatory requirements.

In considering the New Investment Advisory Agreement, the Board requested and received information from Tributary and FNB Advisers regarding the Tributary Transactions.  Those materials included information regarding Tributary, FNB, and their affiliates, and their personnel, operations, and financial condition.  Additionally, senior officers of Tributary and FNB Advisers were present to answer questions from the Board.  The Board also met and conferred with representatives of Tributary, FNB Advisers, FNBO, and FNNI.  In approving the proposed New Investment Advisory Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent, and Quality of Services to be Provided by the Investment Adviser.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by Tributary, as reorganized following the Tributary Transactions (“New Tributary”).  The Board recognized that New Tributary would remain the investment adviser to the Tributary Advised Funds, and that KBC and Riverbridge would to continue to sub-advise the First Focus International Equity Fund and First Focus Large Cap Growth Fund, respectively.  Accordingly, the Board paid particular attention to the impact that the Tributary Transactions would have on the management of the First Focus Short-Intermediate Bond Fund, the First Focus Income Fund, the First Focus Core Equity Fund, the First Focus Large Cap Growth Fund, the First Focus Small Company Fund, and the First Focus International Equity Fund (the Funds not previously advised by Tributary).  Representatives of Tributary and FNB Advisers discussed with the Board the philosophy of management, performance expectations, and methods of operation of FNB Advisers insofar as they related to First Focus and indicated their belief that, as a consequence of the Tributary Transactions, the operations and service capabilities of Tributary would be enhanced by the resources of New Tributary.  In its review of the nature, extent, and quality of services to be provided by New Tributary to the Funds, the Board also considered the following:

•	The professional qualifications and experience of the portfolio management teams for each of the Funds are expected to remain in place following the closing of the Tributary Transactions.

•
The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of New Tributary should benefit the Funds following the closing of the Tributary Transactions.

•	New Tributary’s organization, resources, and research capabilities will be substantially identical with those of FNB Advisers.

•	There is an apparent absence of potential conflicts of interest in having New Tributary serve as the sole investment adviser to the Funds.

•
New Tributary will not be bound by any capital limitations of FNBO and FNBFC, which the Board believes could allow New Tributary to offer additional advisory services to benefit First Focus and the Funds.

•
The Board found no material compliance, regulatory, or litigation concerns, and the Board reviewed New Tributary’s compliance strategies and found them in line with those of FNB Advisers and Tributary.  The Board confirmed that New Tributary has adopted and maintained written procedures, which are in accordance with the Advisers Act and consistent with the standards set forth in the 1940 Act.

•	New Tributary’s portfolio transaction execution and soft dollar policies and practices are consistent with those currently followed by FNB Advisers and Tributary.

•	New Tributary’s operations and facilities would include the current operations and facilities of FNB Advisers.

•	New Tributary’s policies and procedures for allocating transactions among accounts would remain consistent with those currently followed by FNB Advisers and Tributary.

•
The range of New Tributary’s service offerings, including investment analysis, investment management, trading of portfolio securities, proxy voting, valuation of portfolio securities, administering the Funds’ business affairs, and providing accounting, legal, compliance, record-keeping, and related services, would remain consistent with those currently provided by FNB Advisers and Tributary.

After reviewing this information and discussing it with representatives of Tributary and FNB Advisers, the Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided by New Tributary.  In particular, the Board determined that the FNB Advised Funds would benefit from having New Tributary serve as their investment adviser as a result of the greater depth of the portfolio management team and greater distribution opportunities.

Investment Performance.  The Board received information regarding the performance of Funds currently managed by Tributary and FNB Advisers.  Because of the combination of personnel and resources at the closing of the Tributary Transactions, the Board determined that the investment experience of New Tributary would be sufficient to sustain, and even improve, the investment performance of the Funds currently managed by FNB Advisers and Tributary separately.  The Board noted that the investment objective and principal investment strategies of each Fund are expected to continue substantially unchanged.  The Board also noted that the investment performance of each Fund for the three months and year ended December 31, 2009, has been comparable to, and in some cases exceeded, fund indices for the same periods.

Cost of Services Provided and Profitability.  The Board considered the projected assets under management of New Tributary and determined that, based on the limited size of assets under management, fee breakpoints were not justified.  The Directors reviewed and considered the advisory fee that would be payable by each Fund to New Tributary in light of the nature, extent, and quality of the management services expected to be provided by New Tributary, including any fee waivers and/or expense reimbursement arrangements currently in place and expected to continue following the closing of the Tributary Transactions.  As noted above, all current advisory fees, which the Board has previously determined to be fair and reasonable, are expected to continue at their existing rates listed above in the discussion of the “Current Advisory Agreements.”  All current fee waivers also are expected to continue following the closing of the Tributary Transactions.  Additionally, the Directors received and considered information comparing each Fund’s advisory fees and overall expenses with those of comparable funds.  The Board considered that other investment advisers managing certain other mutual funds with similar investment objectives or principal investment strategies as the Funds may charge lower management fees than those proposed by New Tributary.  The Board also considered New Tributary’s projected and historical revenues, costs, assets, liabilities, and profitability in relation to the fees payable to New Tributary following the closing of the Tributary Transactions.  The Board noted that New Tributary, not the Funds or First Focus, will pay the sub-advisory fees to KBC, Riverbridge and FNFA.

The Board also evaluated New Tributary’s proposed method for determining compensation for each portfolio manager.  Following the reorganization, Tributary will pay portfolio managers a fixed salary based upon experience and market value norms.  Participation in the parent organization’s defined contribution 401(k) plan is voluntary and each portfolio manager is eligible to receive a bonus, which is paid annually and calculated as a percentage of base salary and is dependent upon Fund pre-tax performance versus Fund benchmarks.

Based on the foregoing information, the Board concluded that the proposed advisory fees and total expenses to be borne by the Funds under the New Investment Advisory Agreement are reasonable in relation to the services to be provided, and that the investment adviser’s level of profitability from its proposed New Investment Advisory Agreement with the Funds also was reasonable.  Additionally, given the nature and quality of New Tributary’s expected services, the benefits expected to be received by the Funds, and the nature and extent of expected non-advisory services offered by New Tributary, the Board found New Tributary’s proposed fee acceptable.

Economies of Scale.  The Board considered a variety of other benefits to be realized by New Tributary as a result of New Tributary’s relationship with the Funds, including fees for administrative services provided for the benefit of certain Funds.  The Board has reviewed New Tributary’s portfolio trading practices and evaluated them in light of the current practices of the Current Advisers.  The Board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to New Tributary.  The Board also noted that New Tributary may realize modest economies of scale based on the Tributary Transactions and synergies of operations, but that because the Funds’ sizes are not expected to materially increase, utilizing a break point system in the Funds’ fee structure to accounts for economies of scale may not be appropriate at this time.

Adviser Financial Information. The Board reviewed information regarding New Tributary’s projected costs of providing services to the Funds, including personnel, systems, and the resources of investment, compliance, trading, accounting, and other administrative operations.  It considered New Tributary’s projected costs and willingness to invest in technology, infrastructure, and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel.  It noted information received regarding the compensation structure for New Tributary’s investment professionals.  The Board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance to the Funds in that environment of New Tributary’s long-term profitability for maintaining its independence, company culture, and management continuity.  The Board concluded that the Funds’ advisory fee structures under the New Investment Advisory Agreement reflected a reasonable sharing of benefits between New Tributary and the Funds’ Shareholders.  The Board also considered the financial capabilities and balance sheet of the FNIB and FNNI, New Tributary's respective direct and indirect owners.  Based on that information and the historical financial stability of FNNI as it relates to the previous operations of FNB Advisers and Tributary, the Board concluded that New Tributary would be sufficiently capitalized to satisfy its obligations to the Funds.

Employment Arrangements.  The Board also considered the consistency of the portfolio managers following the Tributary Transactions.  As a result of the Tributary Transactions, personnel of FNB Advisers who currently manage FNB Advised Funds are expected to continue managing these Funds as personnel of Tributary.  Further, the Board considered that Tributary does not intend to make any material changes to Tributary’s or FNB Advisers’ human or other resources that would adversely impact Tributary’s ability to provide the same quality of advisory services that it has provided in the past.  Finally, the Board considered its familiarity and relationships with the existing portfolio managers of the Funds and its satisfaction with the experience and qualifications of such portfolio managers.

Legal Considerations.  Based on information provided by Tributary and its independent counsel, the Board believes applicable federal and state legal requirements will continue to be satisfied after the Tributary Transactions and the Follow On Transfer.  The Board conducted a review of New Tributary and its affiliates’ history of regulatory compliance and found the results to be satisfactory.  The Board also considered Tributary’s prior ability to satisfy compliance obligations.  Additionally, the Board reviewed Tributary’s current Code of Ethics and found no material discrepancies between it and FNB’s existing Code of Ethics.  The Board is not aware of any pending or anticipated legal proceedings or investigations involving Tributary or its affiliates.

Other Considerations.  Because the Board noted the Current Advisory Agreements and the New Investment Advisory Agreement are substantially identical, the Board also considered the information that had been received, the factors that had been identified, and the conclusions that had been reached by the Board in connection with its most recent approval or continuance of each Fund’s current investment advisory agreement.  The Board also identified and considered the benefits that are anticipated to accrue to Tributary because of its relationship with the Funds.  Such benefits include greater assets under management, resulting in recruiting high quality staff, supporting research services, more favorable commission rates, and enhanced marketing.  The Board also has determined that no changes will occur to New Tributary in connection with the Follow On Transfer, other than the immediate FNNI affiliate which will hold the interests in New Tributary.

In light of all of the foregoing, the Board, including all of the members who are not “interested persons” (as defined in the 1940 Act) of either the Funds or the investment advisers, or parties to the New Investment Advisory Agreement, approved the New Investment Advisory Agreement.  No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Investment Advisory Agreement, and each director attributed different weight to the various factors.  Accordingly, the Board, including all Independent Directors, unanimously approved the New Investment Advisory Agreement and voted to recommend its approval to the respective Fund’s Shareholders.

PROPOSAL 3

APPROVAL OF
NEW FIRST NATIONAL SUB-ADVISORY AGREEMENT BETWEEN FNFA
AND TRIBUTARY, WITH RESPECT TO THE FIRST FOCUS BALANCED FUND
(FIRST FOCUS BALANCED FUND SHAREHOLDERS ONLY)

REQUIRED VOTE

Approval of the New First National Sub-Advisory Agreement with FNFA requires the affirmative vote of holders of a majority of the outstanding securities of the First Focus Balanced Fund.  Under the 1940 Act, a majority of the First Focus Balanced Fund’s outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy, or (i) more than 50% of the First Focus Balanced Fund’s outstanding voting securities.  If the New First National Sub-Advisory Agreement is not so approved, Tributary will continue to serve as investment adviser to the First Focus Balanced Fund at the current fee level under the Current Tributary Advisory Agreement.

THE NEW FIRST NATIONAL SUB-ADVISORY AGREEMENT

The Board believes that First Focus Balanced Fund Shareholders can benefit from management of the Fund’s assets by FNFA, which has demonstrated its ability to encourage superior equity performance and provide portfolio manager stability.  No material changes to the Fund’s current principal investment strategies would occur if the New First National Sub-Advisory Agreement, in the form attached hereto as Appendix C, is approved.

Consistent with the Current Advisory Agreements, FNFA would be responsible for providing a continuous investment program for the First Focus Balanced Fund, including investment research and management with respect to all securities and investments and cash equivalents purchased, sold, or held in the First Focus Balanced Fund, and the selection of brokers and dealers through which securities transactions for the First Focus Balanced Fund are executed.  FNFA would perform its responsibilities subject to the supervision of, and policies established by, the Board.

Although FNFA intends to devote such time and effort to the business of the First Focus Balanced Fund as is reasonably necessary to perform its duties to First Focus, the New First National Sub-Advisory Agreement acknowledges that the services of FNFA are not exclusive, and FNFA may provide similar services to other investment companies and other clients and may engage in other activities.

Under the New First National Sub-Advisory Agreement, FNFA will pay all expenses incurred by it in connection with its activities under the New First National Sub-Advisory Agreement, excluding the cost of securities, commissions, and transfer taxes, if any, purchased for or on behalf of the First Focus Balanced Fund.

The New First National Sub-Advisory Agreement provides that the sub-advisory fees to be received by FNFA from New Tributary are equal to an annual rate of 0.375% of the average daily net assets of the First Focus Balanced Fund, paid at the same time and in the same manner as New Tributary would be paid its advisory fee under the New Investment Advisory Agreement.

Pursuant to the New First National Sub-Advisory Agreement, FNFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of the New First National Sub-Advisory Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of FNFA in the performance of its duties or from reckless disregard by it of its obligations and duties under the New First National Sub-Advisory Agreement.

The New First National Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on thirty (30) days’ written notice by Tributary, the First Focus Balanced Fund or by FNFA.  The New First National Sub-Advisory Agreement will immediately terminate in the event of its assignment (as defined in the 1940 Act).

BASIS FOR THE BOARD’S RECOMMENDATION

At an in-person meeting of the Board held on February 24, 2010, the Board, including the directors who are neither (i) parties to the New First National Sub-Advisory Agreement nor (ii) “interested persons” (as defined in the 1940 Act) of either the Funds, FNFA or New Tributary, unanimously concluded that the proposed New First National Sub-Advisory Agreement is in the best interests of the First Focus Balanced Fund and its Shareholders, and approved, and voted to recommend to the Shareholders of the First Focus Balanced Fund that they approve, the proposed New First National Sub-Advisory Agreement.

In approving the New First National Sub-Advisory Agreement, the Board requested and received information from FNFA and Tributary regarding the Tributary Transactions and FNFA.  Those materials included information regarding New Tributary, FNFA, and their affiliates, and their personnel, operations, and financial condition.  Additionally, senior officers of Tributary and FNFA were present to answer questions from the Board.  The Board met and conferred with representatives of New Tributary, FNFA, FNBFC, and FNNI.  In considering the New First National Sub-Advisory Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent, and Quality of Services to be Provided by FNFA.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by FNFA under the New First National Sub-Advisory Agreement.  The Board reviewed biographical information for each portfolio manager to be employed by FNFA following the closing of the Tributary Transactions who would be providing services under the New First National Sub-Advisory Agreement and noted the breadth and depth of experience presented. The Board evaluated the nature, quality, and extent of FNFA’s services, including its expertise, and resources in domestic financial markets.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated FNFA’s organization, resources, and research capabilities, which the Board noted were consistent with those of Tributary.  Because FNFA is a newly-formed entity, the Board requested and evaluated FNFA’s organizational documents, including its proposed registration with the SEC, which it found acceptable.  The Board also reviewed FNFA’s portfolio transaction execution and soft dollar policies and practices, which the Board found consistent with those followed by Tributary.  The Board found FNFA’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by Tributary.

Investment Performance.  The Board noted that all of FNFA’s investment strategies will be team managed and noted FNFA’s focus on using data, technology, and sophisticated analytical methods to evaluate and project expected returns.  The Board recognized that the investment objective and principal investment strategies of the First Focus Balanced Fund are expected to continue substantially unchanged under the New First National Sub-Advisory Agreement.  The Board believes clarifying the responsibility for the First Focus Balanced Fund’s investment performance will produce greater accountability to the First Focus Balanced Fund’s Shareholders.  The Board also reviewed the Lipper “peer group” identified by FNFA as an appropriate benchmark for evaluating the performance to be achieved by FNFA for the First Focus Balanced Fund.  The Board concluded that the First Focus Balanced Fund ranked highly in its peer group for the one-year, three-year, five-year and ten-year periods, ranking first in the group for the ten-year period ended December 31, 2009.

Cost of Services Provided and Profitability.  The Board reviewed the rate of FNFA’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by FNFA, based on the financial projections provided by FNFA.  The Board noted the consistency of the proposed sub-advisory fees with current sub-advisory fees charged by similar sub-advisers for comparable funds with comparable objectives.  New Tributary, not the First Focus Balanced Fund or First Focus, will pay the sub-advisory fee to FNFA.

The Board also considered FNFA’s method for determining the compensation of each portfolio manager.  The compensation program is a combination of base salary and a performance bonus.  The percentage of each piece of the compensation program varies by investment professional.  In terms of the base salary and performance bonus, approximately 70% percent of the compensation is salary with the remaining 30% percent based on relative investment performance.  The investment performance portion is based on a rolling one-year (50%) and three-year (50%) relative performance versus the respective peer group.  For the First Focus Balanced Fund, the peer group is the Morningstar Moderate Allocation Category.  The performance bonus payout is based on a sliding scale with 0% for average performance and a maximum payout at top twentieth percentile performance.  The compensation program is not based on the value of assets in the Fund. The Board found this method to be consistent with methodologies used by current investment advisers to the Funds.

Economies of Scale.  The Board noted that FNFA is not projected to achieve economies of scale in connection with, or immediately following, the Tributary Transactions.  Accordingly, utilizing a break point system in the Funds’ fee structure to account for economies of scale would not be appropriate at this time.

Employment Arrangements.  The Board considered FNFA’s current personnel, as well as its plans for attracting and retaining high quality investment professionals.  Kurt Spieler and John Harris are the portfolio managers that will be responsible for the day-to-day management of the Fund.

While the Fund will be co-managed, Kurt Spieler will have final decision-making authority.  Kurt has been the Managing Director of Investments for FNFA’s predecessor (Tributary) since 2005.  Previously, he was Head of International Equities for the Principal Financial Group as well as president of his own asset management firm.  Kurt has over 22 years of experience in managing fixed income and international and U.S. equities.  Kurt earned his Bachelor of Business Administration degree from Iowa State University and a Masters of Business Administration from Drake University.  He is a CFA charterholder.

Legal Consideration.  The Board reviewed FNFA’s compliance program, including the procedures to be adopted and maintained by FNFA.  The Board noted that these procedures were in accordance with the Advisers Act and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed FNFA’s Code of Ethics, which the Board found consistent with the Code of Ethics of other investment advisers, including that of New Tributary.  The Board also considered the internal controls that FNFA intends to establish, which include compliance policies and procedures, on-going training, and an on-site Chief Compliance Officer, Celeste Blackburn, CFA.  The Board is not aware of any pending or anticipated legal proceedings or investigations involving FNFA.

Other Considerations.  The Board noted that there are no other tangible benefits to FNFA in providing investment advisory services to the First Focus Balanced Fund, other than the fee to be earned under the New First National Sub-Advisory Agreement.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance FNFA’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.

In light of the foregoing, the Board, including all of the members who are not “interested persons” (as defined in the 1940 Act) of either the Funds or FNFA or parties to the New First National Sub-Advisory Agreement, approved the New First National Sub-Advisory Agreement.  No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New First National Sub-Advisory Agreement, and each director attributed different weight to the various factors.  Accordingly, the Board, including all of the Independent Directors, unanimously approved the New First National Sub-Advisory Agreement and voted to recommend its approval to the First Focus Balanced Fund’s Shareholders.

MORE INFORMATION ABOUT FIRST NATIONAL FUND ADVISERS

FNFA is a division of FNBFC.  FNFA’s primary place of business is 205 West Oak Street, Fort Collins, Colorado 80521.  FNFA is a separately identifiable department of FNBFC, which is a wholly owned subsidiary of First National Colorado, Inc., a wholly owned subsidiary of FNNI. FNFA’s primary place of business is 205 West Oak Street, Fort Collins, Colorado 80521.  See Appendix A for a list of FNFA’s executive officers.

PROPOSAL 4

APPROVAL OF
NEW KBC SUB-ADVISORY AGREEMENT BETWEEN KBC AND TRIBUTARY,
WITH RESPECT TO THE FIRST FOCUS INTERNATIONAL EQUITY FUND
(FIRST FOCUS INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY)

REQUIRED VOTE

Approval of the New KBC Sub-Advisory Agreement with KBC, Joshua Dawson House, Dawson Street, Dublin 2, Ireland, requires the affirmative vote of a majority of the outstanding securities of the First Focus International Equity Fund.  Under the 1940 Act, a majority of the First Focus International Equity Fund’s outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the First Focus International Equity Fund’s outstanding voting securities.  If the New KBC Sub-Advisory Agreement is not so approved, KBC will continue to serve as the sub-adviser to the First Focus International Equity Fund at the current fee level under the KBC Sub-Advisory Agreement.

CURRENT AND NEW SUB-ADVISORY AGREEMENTS

With the exception of replacing FNB Fund Advisers with Tributary as the lead investment adviser to the First Focus International Equity Fund and a new effective date, the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement are substantially identical.  A form of the New KBC Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F.  Under the New KBC Sub-Advisory Agreement, KBC would perform the same services it currently performs with respect to the First Focus International Equity Fund.

Pursuant to both the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement, KBC is responsible for providing a continuous investment program for the First Focus International Equity Fund, including the provision of investment research and management with respect to all securities and equivalents and cash equivalents purchased, sold, or held in the First Focus International Equity Fund, and the selection of brokers and dealers through which securities transactions for the First Focus International Equity Fund are executed.  KBC performs its responsibilities subject to the supervision of, and policies established by, the Board.

Although KBC intends to devote such time and effort to the business of the First Focus International Equity Fund as is reasonably necessary to perform its duties to the First Focus International Equity Fund, the New KBC Sub-Advisory Agreement acknowledges that the services of KBC are not exclusive, and KBC may provide similar services to other investment companies and other clients and may engage in other activities.

Under both the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement, KBC bears all expenses incurred by it in connection with its sub-advisory activities, but excluding the cost of securities, commissions, and transfer taxes, if any, purchased for or on behalf of the First Focus International Equity Fund.

Under both the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement, the investment adviser will pay KBC a sub-advisory fee equal to an annual rate of 0.50% of the average daily net assets of the First Focus International Equity Fund.  This fee will be computed daily and paid to KBC monthly.  Additionally, the current fee waiver agreed to by KBC, on behalf of the First Focus International Equity Fund, remains unchanged under the New KBC Sub-Advisory Agreement.

Pursuant to both the KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement, KBC will not be liable for any error of judgment or mistake of law or for any act or omission in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties thereunder.

The KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement are renewable annually, with respect to the First Focus International Equity Fund, by (i) the vote of a majority of those members of the Board who are not “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of all the members of the Board or by vote of the holders of “a majority of the outstanding voting securities” of the First Focus International Equity Fund (as defined in the 1940 Act).

The KBC Sub-Advisory Agreement and the New KBC Sub-Advisory Agreement terminate automatically if assigned (as defined in the 1940 Act) and may be terminated with respect to the First Focus International Equity Fund at any time, without penalty, by KBC, the investment adviser or the First Focus International Equity Fund on not more than sixty (60) days’ and not less than thirty (30) days’ written notice.

BASIS FOR THE BOARD RECOMMENDATION

At an in-person meeting of the Board held on February 24, 2010, the Board, including the directors who are neither (i) parties to the New KBC Sub-Advisory Agreement nor (ii) “interested persons” of the Funds (as defined in the 1940 Act) of either the Funds, KBC or New Tributary, unanimously concluded that the proposed New KBC Sub-Advisory Agreement is in the best interests of the First Focus International Equity Fund and its Shareholders, and approved, and voted to recommend to the Shareholders of the First Focus International Equity Fund that they approve, the proposed New KBC Sub-Advisory Agreement.

In approving the New KBC Sub-Advisory Agreement, the Board requested and received information from KBC and Tributary regarding the Tributary Transactions and KBC.  Those materials included information regarding New Tributary, KBC, and their affiliates, and their personnel, operations, and financial condition.  Additionally, senior officers of New Tributary and KBC were available to answer questions from the Board.  The Board conferred with representatives of New Tributary, KBC, and FNNI.  In proposing the New KBC Sub-Advisory Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent, and Quality of Services to be Provided by KBC.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by KBC under the New KBC Sub-Advisory Agreement.  The Board reviewed biographical information for each portfolio manager employed by KBC who would be providing services under the New KBC Sub-Advisory Agreement and noted the breadth and depth of experience presented. The Board evaluated the nature, quality, and extent of KBC’s services, including its reputation, expertise, and resources in international financial markets.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated KBC’s organization, resources, and research capabilities, which the Board noted would not change under the New KBC Sub-Advisory Agreement.  The Board also reviewed KBC's portfolio transaction execution and soft dollar policies and practices, which the Board found consistent with those currently followed by KBC.  The Board found KBC’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by KBC.

Investment Performance.  The Board was provided with a comparison of the First Focus International Equity Fund’s performance with that of a Lipper peer group identified by KBC of substantially similar mutual funds, and concluded that the Fund’s performance was in line with its peer group for the one-year, five-year and ten-year periods.  In addition, the Board determined that the Fund performed in line with its stated benchmark, the MSCI EAFE index.

Cost of Services Provided and Profitability.  The Board reviewed the rate of KBC’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by KBC, based on the financial information provided by KBC.  The Board compared the First Focus International Equity Fund’s advisory fees and total expense ratios to those of a Lipper peer group of substantially similar mutual funds.  The Board noted that KBC did not employ breakpoints in their fee arrangements, which would benefit Shareholders as the First Focus International Equity Fund grew.  However, KBC had voluntarily waived a portion of its fee in order to keep total expenses down, and the Board expects this fee waiver to continue following the closing of the Tributary Transactions.  Based on the information provided to the Board, the Board determined that the sub-advisory fee payable to KBC is fair and reasonable in light of the services to be provided, the profitability of KBC’s relationship with the First Focus International Equity Fund, and the comparability of the proposed fee to fees paid by similar mutual funds.  The Board also noted that KBC’s sub-advisory fee under the New KBC Sub-Advisory Agreement did not increase current sub-advisory fees or overall operating expenses of the First Focus International Equity Fund over historical fee and expense levels.

Economies of Scale.  The Board noted that KBC’s total assets under management, and current economies of scale, will not change as a result of the Tributary Transactions and the New KBC Sub-Advisory Agreement.  Accordingly, the Board determined that utilizing a break point system in the Fund’s fee structure to account for economies of scale would not be appropriate at this time.

Employment Arrangements.  The Board considered KBC’s current personnel, as well as its plans for attracting and retaining high quality investment professionals and concluded that KBC was successful in recruiting high-quality investment professionals given their location, culture and compensation structure.

Legal Consideration.  The Board reviewed KBC’s compliance program, including the procedures adopted and maintained by KBC.  The Board noted that these procedures were in accordance with the Advisers Act, and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed KBC’s Code of Ethics, which the Board found generally in line with the Code of Ethics of other investment advisers, including that of New Tributary.

Other Considerations.  The Board noted that there are no other tangible benefits to KBC in providing investment sub-advisory services to the First Focus International Equity Fund, other than the fee to be earned under the New KBC Sub-Advisory Agreement.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance KBC’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.

In light of the foregoing, the Board, including all of the members who are not “interested persons” (as defined in the 1940 Act) of either the Funds, KBC or New Tributary, or parties to the New KBC Sub-Advisory Agreement, approved the New KBC Sub-Advisory Agreement.  No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New KBC Sub-Advisory Agreement, and each director attributed different weight to the various factors.  Accordingly, the Board, including all of the Independent Directors, unanimously approved the New KBC Sub-Advisory Agreement and voted to recommend its approval to the First Focus International Equity Fund’s Shareholders.

PROPOSAL 5

APPROVAL OF
NEW RIVERBRIDGE SUB-ADVISORY AGREEMENT BETWEEN RIVERBRIDGE AND TRIBUTARY,
WITH RESPECT TO THE FIRST FOCUS LARGE CAP GROWTH FUND
(FIRST FOCUS LARGE CAP GROWTH FUND SHAREHOLDERS ONLY)

REQUIRED VOTE

Approval of the New Riverbridge Sub-Advisory Agreement with Riverbridge, Midwest Plaza West, 801 Nicollett Mall, Suite 600, Minneapolis, Minnesota 55402, requires the affirmative vote of a majority of the outstanding securities of the First Focus Large Cap Growth Fund.  Under the 1940 Act, a majority of the First Focus Large Cap Growth Fund’s outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the First Focus Large Cap Growth Fund’s outstanding voting securities.  If the New Riverbridge Sub-Advisory Agreement is not approved, Riverbridge will continue to serve as the sub-adviser to the First Focus Large Cap Growth Fund at the current fee level under the Riverbridge Sub-Advisory Agreement.

CURRENT AND NEW SUB-ADVISORY AGREEMENTS

With the exception of replacing FNB Fund Advisers with Tributary as the lead investment adviser, a new effective date, and shortening the termination notice requirement from sixty (60) days to thirty (30) days, the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement are substantially identical.  A form of the New Riverbridge Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit G.

Pursuant to both the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement, Riverbridge is responsible for providing a continuous investment program for the First Focus Large Cap Growth Fund, including the provision of investment research and management with respect to all securities and equivalents and cash equivalents purchased, sold, or held in the First Focus Large Cap Growth Fund, and the selection of brokers and dealers through which securities transactions for the First Focus Large Cap Growth Fund are executed. Riverbridge performs its responsibilities subject to the supervision of, and policies established by, the Board.

Although Riverbridge intends to devote such time and effort to the business of the First Focus Large Cap Growth Fund as is reasonably necessary to perform its duties to the First Focus Large Cap Growth Fund, the New Riverbridge Sub-Advisory Agreement acknowledges that the services of Riverbridge are not exclusive, and Riverbridge may provide similar services to other investment companies and other clients and may engage in other activities.

Under both the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement, Riverbridge bears all expenses incurred by it in connection with its sub-advisory activities, but excluding the cost of securities, commissions, and transfer taxes, if any, purchased for or on behalf of the First Focus Large Cap Growth Fund.

Under both the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement, the investment adviser will pay Riverbridge a sub-advisory fee equal to an annual rate of 0.45% of the average daily net assets of the First Focus Large Cap Growth Fund.  This fee will be computed daily and paid to Riverbridge monthly.  Additionally, the current fee waiver agreed to by Riverbridge, on behalf of the First Focus Large Cap Growth Fund, remains unchanged under the New Riverbridge Sub-Advisory Agreement.

Pursuant to both the Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement, Riverbridge will not be liable for any error of judgment or mistake of law or for any act or omission in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

The Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement are renewable annually, with respect to the First Focus Large Cap Growth Fund, by (i) the vote of a majority of those members of the Board who are not “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of all the members of the Board or by vote of the holders of “a majority of the outstanding voting securities” of the First Focus Large Cap Growth Fund (as defined in the 1940 Act).

The Riverbridge Sub-Advisory Agreement and the New Riverbridge Sub-Advisory Agreement terminate automatically if assigned (as defined in the 1940 Act).  The existing Riverbridge Sub-Advisory Agreement may be terminated with respect to the First Focus Large Cap Growth Fund at any time by either Riverbridge, the First Focus Large Cap Growth Fund or New Tributary, without penalty, on thirty (30) days’ written notice.

BASIS FOR THE BOARD RECOMMENDATION

At an in-person meeting of the Board held on February 24, 2010, the Board, including the directors who are neither (i) parties to the advisory contract nor (ii) “interested persons” (as defined in the 1940 Act) of either the First Focus Large Cap Growth Fund, Riverbridge or New Tributary, unanimously concluded that the proposed New Riverbridge Sub-Advisory Agreement is in the best interests of the First Focus Large Cap Growth Fund and its Shareholders, and approved, and voted to recommend to the Shareholders of the First Focus Large Cap Growth Fund that they approve, the proposed New Riverbridge Sub-Advisory Agreement.

In approving the New Riverbridge Sub-Advisory Agreement, the Board requested and received information from Riverbridge and Tributary regarding the Tributary Transactions and Riverbridge.  Additionally, senior officers of Tributary and Riverbridge were available to answer questions from the Board.  The Board met and conferred with representatives of the Tributary, Riverbridge, and FNNI.  In considering the New Riverbridge Sub-Advisory Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent, and Quality of Services to be Provided by Riverbridge.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by Riverbridge under the New Riverbridge Sub-Advisory Agreement.  The Board reviewed biographical information for each portfolio manager employed by Riverbridge who would be providing services under the New Riverbridge Sub-Advisory Agreement and noted the breadth and depth of experience presented. The Board evaluated the nature, quality, and extent of Riverbridge’s services, including its reputation, expertise, and resources in domestic financial markets.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated Riverbridge’s organization, resources, and research capabilities, which the Board noted would not change with the adoption of the New Riverbridge Sub-Advisory Agreement.  The Board also reviewed Riverbridge’s portfolio transaction execution and soft dollar policies and practices, which the Board found would not change.  The Board found Riverbridge’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by Riverbridge.

Investment Performance.  The Board was provided with a comparison of the First Focus Large Cap Growth Fund’s performance with that of a Lipper peer group of substantially similar investment companies identified by Riverbridge, and concluded that the Fund performed in the top quartile of its peer group for the one-year period.  The Fund has not reached the three-year anniversary, so the Board could not evaluate that performance timeframe.

Cost of Services Provided and Profitability.  The Board reviewed the rate of Riverbridge’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by Riverbridge, based on the financial information provided by Riverbridge.  The Board evaluated the First Focus Large Cap Growth Fund’s advisory fees and total expense ratios to those of a peer group of substantially similar investment companies.  The Board noted that Riverbridge had voluntarily waived a portion of its fee, which brought it below the Lipper peer group average.  Riverbridge’s fee waiver is expected to continue following the closing of the Tributary Transactions.  Based on the information provided to the Board, the Board determined that the sub-advisory fee payable to Riverbridge is fair and reasonable in light of the services to be provided, the profitability of Riverbridge’s relationship with the First Focus Large Cap Growth Fund, and the comparability of the proposed fee to fees paid by similar investment companies.  The Board also noted that Riverbridge’s sub-advisory fee under the New Riverbridge Sub-Advisory Agreement did not increase current sub-advisory fees or overall operating expenses of the First Focus Large Cap Growth Fund over historical fee and expense levels.

Economies of Scale.  The Board noted that Riverbridge’s total assets under management, and current economies of scale, will not change as a result of the Tributary Transactions and the New Riverbridge Sub-Advisory Agreement.  Accordingly, the Board determined that utilizing a break point system in the Fund’s fee structure to account for economies of scale would not be appropriate at this time.

Employment Arrangements.  The Board considered Riverbridge’s current personnel, as well as its plans for attracting and retaining high quality investment professionals, and concluded since all members of the investment team are owners of the company, that Riverbridge therefore has a firm commitment to the longevity of the organization.

Legal Consideration.  The Board reviewed Riverbridge’s compliance program, including the procedures adopted and maintained by Riverbridge.  The Board noted that these procedures were in accordance with the Advisers Act, and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed Riverbridge’s Code of Ethics, which the Board found generally in line with the Code of Ethics of other investment advisers to the Funds, including that of New Tributary.

Other Considerations.  The Board noted that there are no other tangible benefits to Riverbridge in providing investment sub-advisory services to the First Focus Large Cap Growth Fund, other than the fee to be earned under the New Riverbridge Sub-Advisory Agreement.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance Riverbridge’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.

In light of the foregoing, the Board, including all of the members who are not “interested persons” (as defined in the 1940 Act) of either the First Focus Large Cap Growth Fund, Riverbridge or New Tributary, or parties to the New Riverbridge Sub-Advisory Agreement, approved the New Riverbridge Sub-Advisory Agreement.  No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Riverbridge Sub-Advisory Agreement, and each director attributed different weight to the various factors.  Accordingly, the Board, including all of the Independent Directors, unanimously approved the New Riverbridge Sub-Advisory Agreement and voted to recommend its approval to the First Focus Large Cap Growth Fund’s Shareholders.

PROPOSAL 6

APPROVAL TO CHANGE THE NAME OF FIRST FOCUS AND OF EACH FUND
(ALL SHAREHOLDERS WITH RESPECT TO FIRST FOCUS, EACH FUND’S SHAREHOLDERS ONLY WITH RESPECT TO SUCH FUND’S NAME CHANGE)

REQUIRED VOTE

Approval of a name change for First Focus requires the affirmative vote of a majority of the Shareholders of the Funds present at the Meeting.  Approval of a name change for each Fund individually requires the affirmative vote of a majority of the Shareholders of each respective Fund present at the Meeting.

DESCRIPTION OF PROPOSAL

Upon approval of Proposals (2) through (5), the Funds will have a new investment adviser and one new sub-adviser (FNFA).  Specifically, upon approval of Proposal (2), Tributary will become the investment adviser to each of the Funds.  The Board believes that, subject to such approvals, it may be in the best interest of the Funds individually and collectively to be re-branded with Tributary’s name.  Therefore, the Board desires the ability to effectuate such name changes in the future.

Under this proposal, the Board seeks Shareholder approval to authorize the Board to change the names of First Focus and each of the Funds, at the Board’s discretion, as follows:

Existing Name	New Name
First Focus Funds, Inc.	Tributary Funds, Inc.
First Focus Short-Intermediate Bond Fund	Tributary Short-Intermediate Bond Fund
First Focus Income Fund	Tributary Income Fund
First Focus Balanced Fund	Tributary Balanced Fund
First Focus Core Equity Fund	Tributary Core Equity Fund
First Focus Large Cap Growth Fund	Tributary Large Cap Growth Fund
First Focus Growth Opportunities Fund	Tributary Growth Opportunities Fund
First Focus Small Company Fund	Tributary Small Company Fund
First Focus International Equity Fund	Tributary International Equity Fund

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  If other business should properly come before the Meeting, the proxy holder will vote thereon in their discretion.

ADDITIONAL INFORMATION ABOUT FIRST FOCUS

DIRECTORS AND OFFICERS

Appendix D provides a list of each individual who has served as a director or executive officer of First Focus since the beginning of the last fiscal year and any positions held with any Current Advisers, KBC, and Riverbridge. As of the Record Date, the officers and directors of First Focus as a group beneficially owned less than 1% of the outstanding shares of any Fund.

PRINCIPAL SHAREHOLDERS

As of the Record Date, the persons shown on Appendix E were the only persons known to First Focus to be the record or beneficial owners of 5% or more of any Fund.  First Focus believes that most of the shares referred to in Appendix E were held by such holders in accounts for their fiduciary, agency, or custodial accounts.

BENEFICIAL OWNERSHIP

Since the beginning of the last fiscal year, neither the Current Advisers nor their respective parents or subsidiaries, have made purchases or sales of securities of the Funds exceeding 1% of the outstanding securities of any Fund.

CO-ADMINISTRATORS

JFS, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, is a co-administrator (“Co-Administrator”) for each Fund, providing clerical, certain compliance, regulatory, accounting, and other services.

New Tributary will also serve as Co-Administrator for each Fund, providing clerical, compliance, regulatory, accounting, and other services.  As compensation for its administrative services, the co-administration agreement between New Tributary and First Focus provides that New Tributary will receive a fee for its services, calculated daily and paid monthly based on the Funds’ average daily net assets.  New Tributary receives an annual rate of 0.07% of the Funds’ average daily net assets.  New Tributary intends to assume the existing Co-Administration contract between First Focus and FNB Advisers and the related responsibilities upon closing of the Tributary Transactions.

MATERIAL BUSINESS RELATIONSHIPS

Neither the Current Advisers nor KBC, FNFA, Riverbridge nor First Focus is aware of any affiliation or material business relationship between any principal of such adviser and the Funds, its distributor, or any other organization that provides investment advisory services to the Funds.

DISTRIBUTOR

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the Funds.

VOTING INFORMATION

The vote required to approve a proposal is set forth at the beginning of the description of that proposal.  As of the close of business on the Record Date, the Funds had the following outstanding shares:

Fund	Shares Outstanding
First Focus Short-Intermediate Bond Fund
First Focus Income Fund
First Focus Balanced Fund
First Focus Core Equity Fund
First Focus Large Cap Growth Fund
First Focus Growth Opportunities Fund
First Focus Small Company Fund
First Focus International Equity Fund

Each share outstanding is entitled to one vote per share in his or her name, with proportional voting for fractional shares.

The persons named in the enclosed proxy will vote shares of the Funds in accordance with instructions received from Shareholders.  Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting for which they are entitled to vote.  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the Notice for which the Shareholder is entitled to vote.

A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person.  However, attendance at the Meeting, by itself, will not serve to revoke a proxy.  An abstention on any proposal by a Shareholder will be counted for purposes of establishing a quorum, but does not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.  Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions.

In the event that a sufficient number of votes to approve a proposal is not received, the Funds may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose.  A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval.  Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.  Unless otherwise instructed, proxies will be voted in favor of any adjournment.  At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders may address correspondence that relates to the Funds, to the Board as a whole, or to individual directors and send such correspondence to First Focus’ Director of Fund Services at First Focus’ principal executive office:  First Focus Funds, Inc., 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197.  Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

EXPENSES OF THE MEETING

Tributary and FNBO, on behalf of FNB Advisers, will pay or reimburse First Focus for the costs of the Meeting, and any adjournment thereof, the preparation, printing, and mailing of the enclosed proxy, Notice, and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, and the related Board and Shareholder meetings.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

First Focus does not intend to hold shareholder meetings each year, but the Board may call meetings from time to time.  Proposals of Shareholders that are intended to be presented at a future shareholder meeting must be received by First Focus in writing at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting.  Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.  A Shareholder who wishes to make a proposal at the next meeting of Shareholders, without including the proposal in First Focus’ proxy statement, must notify the Secretary of First Focus in writing of such proposal within a reasonable time prior to the date proxy materials are provided for the meeting.  If a Shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any director, nominee, or affiliated person of such director, or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons.

APPENDIX A

FNB Fund Advisers

Steve Frantz, Chief Investment Officer

Randall Greer, Managing Director Equities

Ron Horner, Managing Director Equities

KBC Asset Management International Limited

Sean Hawkshaw, Director

Ger Solan, Director

Noel O’Halloran, Director

Geoff Blake, Director

Wim Allergaert, Director

Derval Murray, Company Secretary

Riverbridge Partners

Mark A. Thompson, Chairman

Rick D. Moulton, Secretary

Andrew W. Turner, Treasurer

First National Fund Advisors

Jack Wolfe, Sole Member

Kurt Spieler, Managing Director

David Jordan, Senior Portfolio Manager

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT (this "Agreement") is entered into as of __________, 2010, and is effective with respect to each Fund (as defined below) as set forth on Schedule A hereto, between FIRST FOCUS FUNDS, INC., a registered open-end management investment company organized as a Nebraska corporation having its principal place of business at 1620 Dodge Street, Omaha, NE  68197 (herein called the "Company"), and TRIBUTARY CAPITAL MANAGEMENT, LLC, a Colorado limited liability company (herein called the "Investment Adviser").

RECITALS

WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Company, and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (such initial investment portfolios and any such additional investment portfolios each comprising a series of the Company, as contemplated in the 1940 Act, together called the "Funds"), and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

AGREEMENT

1.           Appointment.  The Company hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  Additional Funds may from time to time be added to those covered by this Agreement, consistent with the 1940 Act, by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.           Delivery of Documents.  The Company has furnished or will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the following:

a.           the Company's Articles of Incorporation, executed as of October 12, 1994, and as filed with the Secretary of State of Nebraska on October 12, 1994, and any and all amendments thereto or restatements thereof (such document as presently in effect and as it shall from time to time be amended or restated, is herein called the "Articles");

b.           the Company's By-laws and any amendments thereto (such document as presently in effect and as it shall, from time to time be amended and restated, is herein called the "By-laws");

c.           resolutions of the Company's Board of Directors (the "Board") authorizing the appointment of the Investment Adviser and approving this Agreement;

d.           the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on November 1, 1994, and all amendments thereto;

e.           the Company's registration statement on Form N-lA under the Securities Act of 1933, as amended, (File No. 33-85982), and under the 1940 Act as filed with the SEC and all amendments thereto (the "Registration Statement"); and

f.           the most recent Prospectus and Statement of Additional Information of each of the Funds filed in connection with the Registration Statement (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

3.           Management.  Subject to the supervision of the Board, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents held by or to be purchased by the Funds.  The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by each Fund.  The Investment Adviser will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Board.  With the approval of the Board, and subject to applicable provisions of the 1940 Act, the Investment Adviser may appoint sub-advisers to assist it in the performance of its duties hereunder.  The Investment Adviser further agrees that it:

a.           will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b.           will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser, including (i) the 1940 Act and the rules adopted by the SEC thereunder, (ii) the Investment Advisers Act of 1940 (the "Advisers Act") and the rules adopted by the SEC thereunder, (iii) the Prospectus, (iv) the Articles and By-laws, and (v) the policies and procedures adopted by the Board;

c.           will not make loans to any person to purchase or carry shares of the Company or make loans to the Company;

d.           will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer.  In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price.  Consistent with this obligation and any policies adopted by the Board, and to the extent permitted by the 1940 Act, the Advisers Act, and Section 28(e) of the Securities Exchange Act of 1934, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services.  The Investment Adviser may authorize the Funds to pay a commission in excess of the commission another broker-dealer would have charged if the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Investment Adviser's overall responsibilities to the accounts it manages.  In no instance will portfolio securities be purchased from or sold to the Company's administrator (the "Administrator"), the Investment Adviser, or any affiliated person of the Company, the Administrator, or the Investment Adviser acting as principal; in no instance will portfolio securities be sold or purchased through the Administrator, the Investment Adviser, or any affiliated person of the Company except in strict compliance with Rule 17e-1 under the 1940 Act; in no instance will the Company purchase securities of which the Investment Adviser or any affiliated person of the Company is an underwriter except in strict compliance with Rule 10f-3 under the 1940 Act; in no instance will any Fund purchase securities from, or sell securities to another Fund in a principal transaction except in strict compliance with Rule 17a-7 under the 1940 Act; and in no instance will any Fund engage in any joint or joint and several participation in any transaction with any other Fund in violation of Section 17(d) of the 1940 Act.

e.           will maintain all books and records with respect to the securities transactions of the Funds as required by the 1940 Act and the Advisers Act, and will furnish the Board such periodic and special reports as the Board may request;

f.           will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

g.           will maintain its policy and practice of conducting its fiduciary functions independently.  In making investment recommendations for the Funds, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Funds' account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates.  In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by any Fund.

4.           Services Not Exclusive.  The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.           Expenses.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including but not limited to, expenses related to all office space, facilities, equipment, and clerical personnel necessary for the Investment Adviser to carry out its duties and obligations under this Agreement, but excluding the cost of securities (including brokerage commission, issue and transfer taxes, if any) purchased by the Funds.  Each of the Funds shall bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees of the directors of the Company, SEC fees, state securities registration fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to a Fund's current or prospective shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, costs of Fund accounting services, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses, shareholder servicing expenses incurred pursuant to the Company's Administrative Service Plan and other similar arrangements, any extraordinary expenses incurred in the Funds' operation, and other operating expenses not assumed by the Company's service providers.

7.           Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly in arrears, equal to the lesser of (a) the fee set forth on Schedule A hereto or (b) such other fee as may from time to time be agreed upon in writing by the Company and the Investment Adviser.  The obligations of the Funds to pay the above-described fee to the Investment Adviser will begin as first set forth above.

If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for such excess expenses, provided that the obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year;

provided further, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require.  Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

8.           Notices of Meetings.  The Company agrees that notice of each regular meeting of the Board will be sent or otherwise given to the Investment Adviser.  To the extent that the directors of the Company invite any person or persons employed by the Investment Adviser to attend any such meeting, the Company agrees that it will make the appropriate arrangements, at the expense of the Investment Adviser, for the attendance by such person or persons or by such other person or persons as the Investment Adviser may designate.

9.           Limitation of Liability.  The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.	Duration and Termination.

(a) This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date the Registration Statement relating to that Fund becomes effective with the SEC), provided that it is approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2011.  This Agreement, which shall become effective upon its execution, shall supersede any agreement respecting investment advisory services between the parties (or affiliates of the Investment Adviser) having an earlier date.

Thereafter, if not terminated, this Agreement will continue in effect for successive periods of twelve (12) months, each ending on the day preceding the anniversary of the Agreement’s effective date of each year, provided that such continuation is specifically approved at least annually by (x) the vote of a majority of those members of the Board who are not interested persons (as set forth in the 1940 Act) of the Company or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (y) the vote of a majority of the Board or by the vote of a majority of all votes attributable to the outstanding shares of such Fund.

(b)           Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days’ written notice, without the payment of any penalty, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser.  This Agreement will immediately terminate in the event of its assignment (as set forth in the 1940 Act).

11.           Investment Adviser's Representations.  The Investment Adviser hereby represents and warrants to the Company that:

a.           it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations, including but not limited to the Glass-Steagall Act, and the regulations promulgated thereunder;

b.           is has adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws (as that term is used in Rule 38a-1 adopted under the 1940 Act) by the Investment Adviser and its supervised persons, and shall provide the Company, at such times as the Company shall reasonably request, a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail as may reasonably be required to comply with Rule 38a-1 under the 1940 Act; and

c.           it is and shall remain during the term of this Agreement, registered as an investment adviser under the Advisers Act.

12.           Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

13.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Nebraska.  The provisions of the 1940 Act and rules and regulations promulgated thereunder shall supersede the terms and provisions hereof and any ambiguity or matter of interpretation hereunder shall be resolved in a manner which effectuates the 1940 Act and such rules and regulations.  This Agreement may be signed in any number of counterparts, and any single counterpart or a set of counterparts signed in either case by the parties hereto shall constitute a full and original Agreement for all purposes.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST FOCUS FUNDS, INC.

By: _____________________________________
Name: __________________________________
Title: ___________________________________

TRIBUTARY CAPITAL MANAGEMENT, LLC

By: ____________________________________
Name: _________________________________
Title: ___________________________________

Schedule A
to the
Investment Advisory Agreement
Between
First Focus Funds, Inc. and Tributary Capital Management, LLC
This Schedule A is dated  _________________

Name of Fund	Compensation*	Effective Date
First Focus Short/Intermediate Bond Fund	Annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets

First Focus Income Fund	Annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets

First Focus Balanced Fund	Annual rate of seventy-five one-hundredths of one percent (.75%) of the Fund's average daily net assets

First Focus Core Equity Fund	Annual rate of seventy-five one-hundredths of one percent (.75%) of the Fund's average daily net assets

First Focus Large Cap Growth Fund	Annual rate of ninety one-hundredths of one percent (.90%) of the Fund's average daily net assets

First Focus Growth Opportunities Fund	Annual rate of seventy-five one-hundredths of one percent (.75%) of the Fund's average daily net assets

First Focus International Equity Fund	Annual rate of one percent (1.00%) of the Fund's average daily net assets

First Focus Small Company Fund	Annual rate of eighty-five one-hundredths of one percent (.85%) of the Fund's average daily net assets
__________________
*All fees are computed daily and paid monthly

FIRST FOCUS FUNDS, INC.	TRIBUTARY CAPITAL MANAGEMENT, LLC
By: _________________________	By: _________________________
Name: _______________________	Name: _______________________
Title: ________________________	Title: ________________________

APPENDIX C

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made and entered this ______ day of _________, 2010, by and between Tributary Capital Management, LLC, a Colorado limited liability company (the "Adviser") and First National Bank (Fort Collins), a national banking association having its principal place of business in Fort Collins, Colorado and doing business as First National Fund Advisers ("Sub-Adviser").

RECITALS

WHEREAS, Adviser is the investment adviser for First Focus Funds, Inc. ("First Focus"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment Advisory Agreement dated _________, by and between the Adviser and First Focus (the "Advisory Agreement"); and

WHEREAS, Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services to the First Focus Balanced Fund, a diversified investment portfolio of First Focus (the "Fund").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

AGREEMENT

1.           Appointment.  Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund in furtherance of the Advisory Agreement for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.           Management.  Subject always to the supervision of First Focus' Board of Directors (the "Board") and the Adviser, in addition to the terms of the Advisory Agreement, the Sub-Adviser will furnish an investment program including investment research, advice, and supervision in respect of, and make investment decisions for, all assets of the Fund on behalf of the Adviser and place all orders for the purchase and sale of securities, for Adviser on behalf of the Fund.  In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8, below) and will monitor the Fund's investments.  The Sub-Adviser and Adviser will each make its respective officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  The Sub-Adviser shall also make itself reasonably available to the Board at such times as the Board shall request.

The Sub-Adviser agrees that it will:

(a)           Use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)           Place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price.  Consistent with this obligation and any policies adopted by the Board, and to the extent permitted by the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and Section 28(e) of the Securities Exchange Act of 1934, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services.  The Sub-Adviser may pay a commission in excess of the commission another broker-dealer would have charged if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the accounts it manages.

(c)           Report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations, and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)           Maintain books and records with respect to First Focus' securities transactions and will furnish the Adviser and the Board such periodic and special reports as the Board or the Adviser may request, including economic, operational, and investment data and reports, including, without limitation, all information and materials reasonably requested by or requested to be delivered to the Board pursuant to Section 15(c) of the 1940 Act;

(e)           Act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder;

(f)           Submit such reports relating to the valuation of the Fund's assets and otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(g)           Provide to Adviser for regulatory filings and other appropriate uses information relating to Sub-Adviser as may be reasonably requested by Adviser from time-to-time;

(h)           Treat confidentially and as proprietary information of First Focus all such records and other information relative to First Focus maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by First Focus, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by First Focus; and

(i)           Conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser, including (i) the 1940 Act and the rules adopted by the SEC thereunder, (ii) the Investment Advisers Act of 1940 (the "Advisers Act") and the rules adopted by the Securities and Exchange Commission ("SEC") thereunder, (iii) the most recent Prospectus and Statement of Additional Information of the Fund filed in connection with the Fund's Registration Statement on Form N-lA filed under the Securities Act of 1933, as amended, (File No. 33-85982), and under the 1940 Act (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, collectively the "Prospectus"), (iv) the Fund's articles of incorporation and by-laws, and (v) the policies and procedures adopted by the Board.

3.           Fund Securities.  The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.  The Sub-Adviser shall provide the Adviser with such assistance and advice as Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action, and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Fund, so that Adviser may exercise such rights, or, in the event that the Fund retains the right to exercise such rights, to furnish the Fund with advice as may reasonably be requested as to the manner in which such rights should be exercised.

4.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of First Focus, are the property of First Focus and further agrees to surrender promptly to First Focus any of such records upon First Focus' request.  The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, the records required to be maintained under the 1940 Act.

5.           Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, but excluding the cost of securities (including commission, issue and transfer taxes, if any) purchased for or on behalf of the Fund.

6.           Compensation.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation thereof, a sub-advisory fee at an annual rate of 0.375% of the average daily net assets of the Fund, paid at the same time and in the same manner as the Fund pays the Adviser its advisory fee pursuant to the Advisory Agreement.  This fee will be computed daily and paid to the Sub-Adviser monthly.  The Sub-Adviser may agree to waive a portion of its fee.  Any fee waiver for the Sub-Adviser is voluntary and will be mutually agreed upon with the Adviser.  For any month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

7.           Services to Others.  Adviser understands that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies.  Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company.  In addition, Adviser understands that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.           Standard of Care.  The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser may have against Sub-Adviser under any federal securities laws based on negligence and which cannot be modified in advance by contract.

9.           Limitation of Liability.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.  Each of the Adviser and Sub-Adviser agrees to indemnify each other and hold each other harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) (collectively, "Damages") arising directly or indirectly out of the indemnifying party's willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

10.           Duration and Termination.

(a)           This Agreement will become effective as of the date hereof, provided that it is approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect until June 30, 2011.  This Agreement, which shall become effective upon its execution, shall supersede any agreement between the parties having an earlier date.

Thereafter if not terminated, this Agreement will continue in effect for successive periods of twelve (12) months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (x) by the vote of a majority of those members of the Board who are not interested persons (as set forth in the 1940 Act) of First Focus, the Sub-Adviser, or the Adviser,

 cast in person at a meeting called for the purpose of voting on such approval, and (y) by the vote of a majority of the Board or by the vote of a majority of all votes attributable to the outstanding shares of the Fund (as set forth in the 1940 Act).

(b)           Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on not more than sixty (60) days' and not less than thirty (30) days' written notice by the Board or the shareholders of the Fund (acting by a vote of at least a majority of the outstanding voting securities (as set forth in the 1940 Act)), the Adviser, or by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment (as set forth in the 1940 Act).

(c)            Notwithstanding the foregoing, this Agreement may also be terminated by Adviser or the Fund: (i) upon a material breach by Sub-Adviser of any of the representations and warranties set forth in Section 15, if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or (ii) if Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement.

(d)           Notwithstanding the foregoing, this Agreement may also be terminated by Sub-Adviser upon a material breach by Adviser or its assigns, if such breach shall not have been cured within a twenty (20) day period after notice of such breach.

(e)           Notwithstanding the foregoing, this Agreement will terminate automatically if the Advisory Agreement is terminated.

11.           Amendment of this Agreement.  This Agreement may be amended by the parties only in a written instrument signed by the parties to the Agreement and only if such amendment is specifically approved (a) by a majority of the Board, including a majority of its directors who are not interested persons of the Fund or the Adviser, Sub-Adviser, or any of their respective affiliates (as set forth in the 1940 Act), and (b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

12.           Multiple Originals.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

13.           Custody.  All securities and other assets of the Fund shall be maintained with a custodian designated by the Adviser.  Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

14.           Adviser Representations and Warranties.  The Adviser represents and warrants to Sub-Adviser that (a) the Adviser's entry into this Agreement on behalf of the Fund and the performance of it and the Fund of their respective obligations hereunder has been duly authorized by the Adviser, and to the best of the Adviser's knowledge, by the Fund and First Focus and will not cause the Adviser, to the best of the Adviser's knowledge, the Fund or First Focus to be in violation of the 1940 Act or any other applicable law or regulation, (b) the Adviser is registered as an investment adviser with the SEC under the Advisers Act and is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities, (c) to the best of the Adviser's knowledge, First Focus is the legal owner of all of its assets, and (d) the Adviser is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement.

15.           Sub-Adviser Representations and Warranties.  The Sub-Adviser represents and warrants to Adviser that it (a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (b) is not prohibited by either the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (c) has met, and will continue to meet for so long as this Agreement remains effective, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement, including its adoption and implementation of written policies and procedures reasonably designed to prevent violation of the federal securities laws (as that term is used in Rule 38a-1 adopted under the 1940 Act) by the Sub-Adviser and its supervised persons, (d) is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement, and (e) will immediately notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory, or judicial proceeding against it that could have a material advise effect upon its ability to fulfill its obligations under this Agreement.

16.           Reliance on Proper Instructions.  The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it in good faith to be genuine and signed or communicated by or on behalf of the Adviser or the Fund, and the Sub-Adviser shall be under no duty to make any investigation or inquiry regarding any proper instructions of the Adviser or the Fund, as the case may be.

17.           No Conflict.  Unless the Sub-Adviser is otherwise informed in writing, it shall be entitled to assume that any action taken by it under the terms of this Agreement, upon instructions of the Fund or the Adviser consistent with Section 16, is not in conflict or contrary to any provision of any document referred to in Section 2 hereof and may assume that such action is not in conflict with any existing investment limit imposed on the Fund by law, by any such document, or by contract or otherwise.

18. Receipt of Part II of Form ADV.  The Adviser acknowledges and agrees on behalf of the Fund that either (i) the Fund has received Part II of the Sub-Adviser's Form ADV at least forty-eight (48) hours prior to execution of this Agreement or (ii) the Fund has received Part II of the Sub-Adviser's Form ADV together with this Agreement and shall have the right to cancel this Agreement, without penalty, within five (5) business days of the execution of this Agreement.

19. Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Adviser at:

Tributary Capital Management, LLC
Attention:  Managing Director
1620 Dodge Street
Omaha, NE  68197

(b)	To Sub-Adviser at:

First National Bank (Fort Collins)
Attention: First National Fund Advisers
First National Bank Tower
215 West Oak Street, 4th Floor
Fort Collins, CO  80521

20.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the laws of the state of Colorado without giving effect to such state's conflicts of laws provisions, and the 1940 Act.  To the extent that the applicable laws of the state of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.  Sub-Adviser shall notify Adviser of any changes in its members or managers within a reasonable time.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST NATIONAL BANK (FORT COLLINS)

By:
Name:
Title:

TRIBUTARY CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

APPENDIX D

Name, Age and Address	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Robert A. Reed 1620 Dodge Street Omaha, NE 68102 Age 70	Director	Since 1994	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974-present).	8	None.
Gary D. Parker 1620 Dodge Street Omaha, NE 68102 Age 64	Director	Since 2004	Retired.	8	None.
Interested Director*
Michael Summers 1620 Dodge Street Omaha, NE 68102 Age 45	Director/ President	Since 2007	Chief Financial Officer of First National Nebraska, Inc., (November 2006 to present); Chief Financial Officer, Transgenomic, Inc. (August 2004 to November 2006); General Manager of C&A Industries (February 2003 to August 2004).	8	None.
The following are the experiences, qualifications and skills of each of our Directors which led to the conclusion that they should serve as such.

Gary D. Parker.  Until his retirement in 2000, Mr. Parker served for a number of years as Chairman, President and CEO of Lindsay Manufacturing Co., a leading manufacturer of center pivot and lateral move irrigation systems, which is listed on the New York Stock Exchange.  In his capacity as Chairman and CEO of a public company, Mr. Parker supervised business and financial matters of that company as a board member and executive responsible to public investors.  These skills in public company corporate governance and public financial reporting are experiences directly applicable to Mr. Parker’s service as an independent director of on our board.

Robert A. Reed.  Mr. Reed has served as President and Chief Executive Officer of Physicians Mutual Insurance Company and Physicians Life Insurance Company since 1974.  These regulated companies have combined assets of approximately $2.7 billion.  In his capacity as CEO, Mr. Reed supervises the investment and financial functions of the two insurance companies.  Mr. Reed’s extensive experience in these areas qualifies him to oversee the Funds’ investment advisers and sub-advisers, qualify him to serve as a member of First Focus’ Audit Committee and as an independent director on our board.

Michael Summers.  Since 2006, Mr. Summers has been Chief Financial Officer of First National Nebraska, Inc. FNNI has more than $20 billion in managed assets, and more than 6,000 employees in 35 states.  Prior to his service with FNNI, Mr. Summers served as Chief Financial Officer of Transgenomic, Inc., a public biotechnology company, from 2004 to November 2006.  Mr. Summers’ other career experience includes both operating management and financial managements positions.  Mr. Summers is a Certified Public Accountant who began his career as a public accountant.  As FNNI is the direct or indirect parent of the Funds’ investment adviser and one of its proposed sub-advisers, Mr. Summers is an “interested” director, within the meaning of the 1940 Act.  Mr. Summers’ management and financial experience qualify him to serve on the Board and as its Chairman.

Name, Age and Address	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Current Officers
Daniel W. Koors 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Age: 39	Treasurer	Since December 2009
Senior Vice President of Jackson National Asset Management (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM, (2009 – present); Chief Financial Officer of JNAM and JFS (2007 – present); Vice President, Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – present).  Formerly, Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (“Jackson”) (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008); Assistant Treasurer of investment companies advised by JNAM (2006); Partner of Deloitte & Touche LLP (2003 – 2006).
				N/A	N/A
Rodney L. Ruehle 4041 North High Street Suite 402 Columbus, Ohio 43214 Age: 41	Chief Compliance Officer and Anti-Money Laundering Officer	Since December 2009
Director, Beacon Hill Fund Services, Inc. (2008 – present).  Formerly, Vice President, CCO Services, Citi Fund Services, Inc. (2004 – 2008); Director, Fund Administration, Citi Fund Services, Inc. (1995 – 2004).
				N/A	N/A
Toni M. Bugni 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Age: 36	Secretary	Since December 2009
Director of Compliance of JNAM and JFS (2008 – present).  Formerly, Compliance Manager of JNAM and JFS (2006 – 2008); Legal Assistant, MetLife Advisers, LLC (2004 – 2006); Regulatory Administration Senior Specialist, PFPC Inc. (2003 – 2004).
				N/A	N/A
Danielle A. Hernandez 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Age: 29	Assistant Secretary	Since December 2009
Senior Compliance Analyst of JNAM and JFS (2009 – present); Anti-Money Laundering Officer of investment companies advised by JNAM (2007 – present).  Formerly, Compliance Analyst of JNAM and JFS (2006 – 2009); Administrative Assistant of JNAM and JFS (2005 – 2006); Executive Assistant at the U.S. House of Representatives (2002 – 2005).
				N/A	N/A

Name, Age and Address	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Previous Officers
Christopher Sabato 3435 Stelzer Road Columbus, OH 43219 Age: 40	Treasurer	November 2008-December 2009	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1997.	N/A	N/A
Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age: 38	Chief Compliance and AML Officer	March 2008-December 2009	Vice President of Citi Fund Services Ohio, Inc. since 2004 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1995.	N/A	N/A
William Cady 3435 Stelzer Road Columbus, OH 43219 Age: 34	Secretary	May 2009-December 2009	Assistant Vice President of Citi Fund Services Ohio, Inc. (Since 2005); Product Specialist, Deutsche Investment Management Americas, Inc. (February 2004 to August 2005).	N/A	N/A

* As defined in the 1940 Act, Mr. Summers is an “interested” director because he is an officer of FNNI, which is the parent company of the current and proposed investment adviser for the Funds.

APPENDIX E

List of 5% Owners in the Fund as of the Record Date

 APPENDIX F

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement") is made and entered this ______ day of _________, 2010, by and between Tributary Capital Management, LLC, a Colorado limited liability company (the "Adviser"), and KBC Asset Management International Limited, an Irish registered company (the "Sub-Adviser").

RECITALS

WHEREAS, the adviser is the investment adviser for the First Focus International Equity Fund, a diversified investment portfolio (the "Fund") of First Focus Funds, Inc. ("First Focus"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, Adviser desires to retain the Sub-Adviser as its agent to furnish certain investment advisory services for the Fund as provided hereunder.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

AGREEMENT

1.           Appointment.  Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund in furtherance of the Advisory Agreement for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.           Delivery of Documents.  Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

(a)           First Focus's Articles of Incorporation, as filed with the Secretary of State of Nebraska on October 12, 1994, and all amendments thereto or restatements thereof (the "Articles");

(b)           First Focus's By-Laws and amendments thereto (the "By-laws");

(c)           Resolutions of First Focus's Board of Directors (the "Board") authorizing the appointment of Sub-Adviser and approving this Agreement;

(d)           First Focus's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

(e)           First Focus's Registration Statement on Form N-1A filed with the SEC under the Securities Act of 1933, as amended, and under the 1940 Act and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund (the "Registration Statement"); and

(f)           First Focus's most recent prospectus and Statement of Additional Information for the Fund filed in connection with the Registration Statement (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

The Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.           Management.  Subject always to the supervision of the Board and the Adviser, in addition to the terms of the Advisory Agreement, the Sub-Adviser will furnish an investment program including investment research, advice, and supervision in respect of, and make investment decisions for, all assets of the Fund on behalf of the Adviser and place all orders for the purchase and sale of securities, all for the Adviser on behalf of the Fund.  In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8, below) and will monitor the Fund's investments, and will comply with the provisions of First Focus's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies, and restrictions of the Fund.  The Sub-Adviser and Adviser will each make its respective officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  The Sub-Adviser shall also make itself reasonably available to the Board at such times as the Board shall request.

The Sub-Adviser's authority and discretion hereunder shall include, without limitation, the power to lend any securities held by the Fund to such persons, for such purposes and upon such terms and conditions as the Sub-Adviser may deem advisable, provided that any such lending shall be in conformity with the Fund's current investment objective and policies, as stated in its current Prospectus and any guidelines adopted from time to time by the Board.

The Sub-Adviser represents and warrants that it is registered as an investment adviser with the SEC and is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities, and agrees that it will:

(a)           Use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)           Place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price.  Consistent with this obligation and any policies adopted by the Board, and to the extent permitted by the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and Section 28(e) of the Securities Exchange Act of 1934, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services.  The Sub-Adviser may pay a commission in excess of the commission another broker-dealer would have charged if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the accounts it manages.  In no instance will portfolio securities be purchased from or sold to Adviser, the Sub-Adviser, Jackson Fund Services or any affiliated person of either First Focus, Adviser, Jackson Fund Services, or the Sub-Adviser, except as may be permitted under the 1940 Act;

(c)           Report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations, and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)           Maintain books and records with respect to First Focus's securities transactions and will furnish the Adviser and the Board such periodic and special reports as the Board or the Adviser may request, including economic, operational, and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Board pursuant to Section 15(c) of the 1940 Act;

(e)           Act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder;

(f)           Treat confidentially and as proprietary information of First Focus all such records and other information relative to First Focus maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by First Focus, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by First Focus; and

(g)           Conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser, including (i) the 1940 Act and the rules adopted by the SEC thereunder, (ii) the Advisers Act and the rules adopted by the SEC thereunder, (iii) the most recent Prospectus, (iv) the Articles and the By-laws, and (v) the policies and procedures adopted by the Board.

The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

4.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of First Focus are the property of First Focus and further agrees to surrender promptly to First Focus any of such records upon First Focus's request.  The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, the records required to be maintained under the 1940 Act.

5.           Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, but excluding the cost of securities (including commission, issue and transfer taxes, if any) purchased for or on behalf of the Fund.  The Sub-Adviser shall not be responsible for the following expenses relating to the operations of the Fund:  organizational expenses, taxes, interest, any brokerage fees and commissions, fees of the directors of First Focus, SEC fees, state securities registration fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current or prospective shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, costs of Fund accounting services, certain insurance premiums, costs of maintenance of First Focus's and the Fund's existence, costs of shareholders' and directors' reports and meetings, distribution expenses, shareholder servicing expenses incurred pursuant to First Focus's Administrative Service Plan and other similar arrangements, any extraordinary expenses incurred in the Fund's operation and other operating expenses not assumed by First Focus's service providers.

6.           Compensation.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation thereof, a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund, paid at the same time and in the same manner as the Fund pays the Adviser its advisory fee pursuant to the Advisory Agreement.  This fee will be computed daily and paid to the Sub-Adviser monthly.

7.           Services to Others.  Adviser understands, and has advised the Board, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies.  Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company.  In addition, Adviser understands that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.           Standard of Care.  The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser may have against Sub-Adviser under any federal securities laws based on negligence and which cannot be modified in advance by contract.

9.           Limitation of Liability.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.  Each of the Adviser and Sub-Adviser agrees to indemnify each other and hold each other harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) (collectively, "Damages") arising directly or indirectly out of the indemnifying party's willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

10.           Duration and Termination.

(a)           This Agreement will become effective as of the date hereof, provided that it is approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect until June 30, 2011.

Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of twelve (12) months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (x) by the vote of a majority of those members of the Board who are not interested persons (as set forth in the 1940 Act) of First Focus the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (y) by the vote of a majority of the Board or by the vote of a majority of all votes attributable to the outstanding shares of the Fund (as set forth in the 1940 Act).

(b)           Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on not more than sixty (60) days' and not less than thirty (30) days' written notice by the Board or the shareholders of the Fund (acting by a vote of at least a majority of the outstanding voting securities), the Adviser, or by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment (as set forth in the 1940 Act).

(c)           Notwithstanding the foregoing, this Agreement will terminate automatically if the Advisory Agreement is terminated.

(d)           Notwithstanding the foregoing, this Agreement also may be terminated by Adviser or the Fund: (i) upon a material breach by Sub-Adviser of any of the representations and warranties set forth in Section 15, if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or (ii) if Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement.

(e)           Notwithstanding the foregoing, this Agreement may also be terminated by Sub-Adviser upon a material breach by Adviser or its assigns, if such breach shall not have been cured within a twenty (20) day period after notice of such breach.

11.           Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

12.           Multiple Originals.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

13.           Custody.  All securities and other assets of the Fund shall be maintained with a custodian designated by the Adviser.  Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

14.           Adviser Representations and Warranties.  The Adviser represents and warrants to Sub-Adviser that (a) the Adviser's entry into this Agreement on behalf of the Fund and the performance of it and the Fund of their respective obligations hereunder has been duly authorized by the Adviser, and to the best of the Adviser's knowledge, by the Fund and First Focus and will not cause the Adviser, to the best of the Adviser's knowledge, the Fund or First Focus to be in violation of the 1940 Act or any other applicable law or regulation, (b) the Adviser is registered as an investment adviser with the SEC under the Advisers Act and is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities, (c) to the best of the Adviser's knowledge, the Fund is the legal owner of all of its assets, and (d) the Adviser is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement.

15.           Sub-Adviser Representations and Warranties.  The Sub-Adviser represents and warrants to Adviser that it (a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (b) is not prohibited by either the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (c) has met, and will continue to meet for so long as this Agreement remains effective, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement, including its adoption and implementation of written policies and procedures reasonably designed to prevent violation of the federal securities laws (as that term is used in Rule 38a-1 adopted under the 1940 Act) by the Sub-Adviser and its supervised persons, (d) is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement, and (e) will immediately notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory, or judicial proceeding against it that could have a material advise effect upon its ability to fulfill its obligations under this Agreement.

16.           Reliance on Proper Instructions.  The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it in good faith to be genuine and signed or communicated by or on behalf of the Adviser or the Fund, and the Sub-Adviser shall be under no duty to make any investigation or inquiry regarding any proper instructions of the Adviser or the Fund, as the case may be.

17.           No Conflict.  Unless the Sub-Adviser is otherwise informed in writing, it shall be entitled to assume that any action taken by it under the terms of this Agreement, upon instructions of the Fund or the Adviser consistent with Section 16, is not in conflict or contrary to any provision of any document referred to in Section 2 hereof and may assume that such action is not in conflict with any existing investment limit imposed on the Fund by law, by any such document, or by contract or otherwise.

18.           Receipt of Part II of Form ADV.  The Adviser acknowledges and agrees on behalf of the Fund that either (i) the Fund has received Part II of the Sub-Adviser's Form ADV at least forty-eight (48) hours prior to execution of this Agreement or (ii) the Fund has received Part II of the Sub-Adviser's Form ADV together with this Agreement and shall have the right to cancel this Agreement, without penalty, within five (5) business days of the execution of this Agreement.

19.           Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(c)	To Adviser at:

Tributary Capital Management, LLC
Attention:  President
1620 Dodge Street, Stop 1075
Omaha, NE  68197

(d)	To Sub-Adviser at:

KBC Asset Management International Limited
Attention:  Contract/Compliance Team
Joshua Dawson House, Dawson Street
Dublin 2, Ireland

(c)           To First Focus Funds at:

  First Focus Funds
  Attention:  Director of Fund Services
  1620 Dodge Street
  Omaha, NE  68197

20.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the laws of the state of Nebraska without giving effect to such state's conflicts of laws provisions, and the 1940 Act.  To the extent that the applicable laws of the state of Nebraska conflict with the applicable provisions of the 1940 Act, the latter shall control.  Sub-Adviser shall notify Adviser of any changes in its members or managers within a reasonable time.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

TRIBUTARY CAPITAL MANAGEMENT, LLC

By: __________________________________
Name:
Title:

KBC ASSET MANAGEMENT INTERNATIONAL LIMITED

By:
Name:
Title:

APPENDIX G

FIRST FOCUS FUNDS, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT executed this ____ day of ______ 2010, by and between Tributary Capital Management, LLC, a Colorado limited liability company (the "Adviser"), and Riverbridge Partners, LLC, a Minnesota limited liability company (the "Sub-Adviser").

WHEREAS, the Adviser is the investment adviser for the First Focus Large Cap Growth Fund, a diversified investment portfolio (the "Fund") of the First Focus Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Company") pursuant to the terms of an Investment Advisory Agreement dated ____, 2010 (the "Advisory Agreement"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish certain investment advisory services for the Fund as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.           Appointment.  The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund in furtherance of the Advisory Agreement for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.           Management.  Subject always to the supervision of the Company's Board of Directors (the "Board") and the Adviser, and the terms of the Advisory Agreement, the Sub-Adviser will furnish an investment program including investment research, advice and supervision in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund.  In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 9, below), and will monitor the Fund's investments.  The Sub-Adviser and Adviser will each make its respective officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  The Sub-Adviser shall also make itself reasonably available to the Board at such times as the Board shall request.

The Sub-Adviser agrees that it will:

(a)           Use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)           Place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price.  Consistent with this obligation and any policies adopted by the Board, and to the extent permitted by the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and Section 28(e) of the Securities Exchange Act of 1934, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services.  In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, Jackson Fund Services, Limited Partnership or any affiliated person of either the Company, Adviser, Jackson Fund Services, Limited Partnership or the Sub-Adviser, except as may be permitted under the 1940 Act;

(c)           Report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, respectively, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)           Maintain books and records with respect to the Company's securities transactions and will furnish the Adviser and Board such periodic and special reports as the Board or the Adviser may request, including economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Board pursuant to Section 15(c) of the 1940 Act;

(e)           Act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder;

(f)           Submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(g)           Provide to Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to Sub-Adviser as may be reasonably requested by Adviser from time to time; and

(h)           Treat confidentially and as proprietary information of the Company all such records and other information relative to the Company maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

3.           Further Obligations.  In all matters relating to the performance of this Agreement, Sub-Adviser shall act in conformity with (i) the provisions of the Company's Articles of Incorporation, as filed with the Secretary of State of Nebraska on October 12, 1994, and all amendments thereto or restatements thereof (such articles, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Articles"), (ii) the Company's By-Laws, as amended from time to time, (iii) the stated investment objectives, policies and restrictions of the Fund contained in the Fund's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-85982) and under the 1940 Act (File No. 811-08846) and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund (the "Registration Statement"), (iv) the written policies, procedures and guidelines of the Fund, (v) the written instructions and directions of the Board and the Adviser, and (vi) the requirements of the 1940 Act and the Advisers Act, and all applicable rules and regulations of the SEC pertaining to its investment advisory activities.  Adviser agrees to provide to Sub-Adviser all such materials provided in (i) - (iv) above as they may be amended from time to time, and if practicable, prior to the time any such amendments become effective.

4.           Fund Securities.  The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.  The Sub-Adviser shall provide Adviser with such assistance and advice as Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Board, so that Adviser may exercise such rights, or, in the event that the Fund retains the right to exercise such rights, to furnish the Fund with advice as may reasonably be requested as to the manner in which such rights should be exercised.

5.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.           Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, but excluding the cost of securities (including commission, issue and transfer taxes, if any) purchased for or on behalf of the Fund.

7.           Compensation.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation thereof, a sub-advisory fee at an annual rate of 0.45% of the average daily net assets of each Fund, paid at the same time and in the same manner as the Fund pays the Adviser its advisory fee pursuant to the Advisory Agreement.  This fee will be computed daily and paid to the Sub-Adviser quarterly.  The Sub-Adviser may agree to waive a portion of its fee.  Any fee waiver by the Sub-Adviser is voluntary and will be mutually agreed upon with the Adviser.  For any month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

8.           Services to Others.  The Adviser understands, and has advised the Board, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies.  The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company.  In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.           Standard of Care.  The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser may have against Sub-Adviser under any federal securities laws based on negligence and which cannot be modified in advance by contract.

10.           Limitation of Liability.  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.  Each of the Adviser and Sub-Advisor agrees to indemnify the other and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) (collectively, "Damages") arising directly or indirectly out of the indemnifying party's willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.  Sub-Adviser agrees that it shall be liable to Adviser for all Damages incurred by Adviser as a result of any material inaccuracies or omissions in the information provided by Sub-Adviser to Adviser pursuant to Section 2(g), provided, however, that Sub-Adviser shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished by Adviser to Sub-Adviser.

11.           Duration and Termination.

(a)           This Agreement will become effective as of the date hereof provided that it is approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect until June 30, 2011.  This Agreement, which shall become effective upon its execution, shall supersede any agreement between the parties having an earlier date.

Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of twelve (12) months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (x) by the vote of a majority of those members of the Board who are not interested persons of the Company, the Sub-Adviser, or the Adviser (as set forth in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (y) by the vote of a majority of the Company's directors or by the vote of a majority of all votes attributable to the outstanding shares of the Fund (as set forth in the 1940 Act).

(b)           Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on not more than sixty (60) days and not less than thirty (30) days' written notice by the Board or the shareholders of the Fund (acting by a vote of at least a majority of its outstanding voting securities), the Adviser, or by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment (as set forth in the 1940 Act).

(c)           Notwithstanding the foregoing, this Agreement will terminate automatically if the Advisory Agreement is terminated.

(d)           Notwithstanding the foregoing, this Agreement may also be terminated by the Adviser or the Fund: (i) upon a material breach by Sub-Adviser of any of the representations and warranties set forth in Section 17, if such breach shall not have been cured within a 20 day period after notice of such breach, or (ii) if Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement.

(e)           Notwithstanding the foregoing, this Agreement may also be terminated by Sub-Adviser upon a material breach by Adviser, if such breach shall not have been cured within a 20 day period after notice of such breach.

12.           Amendment of this Agreement.  This Agreement may be amended by the parties only in a written instrument signed by the parties to the Agreement and only if such amendment is specifically approved (a) by a majority of the Board, including a majority of its directors who are not interested persons of the Fund or the Adviser, Sub-Adviser or any of their respective affiliates, and (b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

13.           Multiple Originals.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

14.           Custody.  All securities and other assets of the Fund shall be maintained with a custodian designated by the Adviser.  Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

15.           Notices.  Any notice required to be given by either party shall be in writing and may be served on or delivered to the party to be served at the address given in this Agreement or as duly notified from time to time.  Notice may be delivered or sent by facsimile and shall be deemed to arrive at the time when in the normal course of delivery it should have arrived save that in the case of notice sent by mail it shall only be deemed to have arrived upon its actual receipt.

16.           Adviser Representations and Warranties.  The Adviser represents and warrants to Sub-Adviser that (a) the Adviser's entry into this Agreement on behalf of the Fund and the performance of it and the Fund of their respective obligations hereunder has been duly authorized by the Adviser, and to the best of the Adviser's knowledge, by the Fund and the Company and will not cause the Adviser, and to the best of the Adviser's knowledge, the Fund or the Company, to be in violation of the 1940 Act or any other applicable law or regulation, (b) the Adviser is registered as an investment adviser with the SEC and is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities, (c) to the best of the Adviser's knowledge, the Fund is the legal owner of all of its assets, and (d) the Adviser is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement.

17.           Sub-Adviser Representations and Warranties.  The Sub-Adviser represents and warrants to Adviser that it (a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (b) is not prohibited by either the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (c) has met, and will continue to meet for so long as this Agreement remains effective, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement, including its adoption and implementation of written policies and procedures reasonably designed to prevent violation of the federal securities laws (as that term is used in Rule 38a-1 adopted under the 1940 Act) by the Sub-Adviser and its supervised persons, (d) is empowered to enter into this Agreement without the consent or authority of any other party or, alternatively, has at the date hereof obtained such consents as may be necessary to permit the making of this Agreement, and (e) will immediately notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against it that could have a material adviser effect upon its ability to fulfill its obligations under this Agreement.

18.           Third Party Beneficiary.  The parties expressly acknowledge and agree that the Company is a third party beneficiary of this Agreement and that the Company shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto.  Any oversight, monitoring or evaluation of the activities of Sub-Adviser by Adviser, the Company or the Fund shall no diminish or relieve in any way the liability of Sub-Adviser for any of its duties and responsibilities under this Agreement.

19.           Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Adviser at: Tributary Capital Management, Attn: President, 1620 Dodge Street, Stop 1075, Omaha, NE 68197.

(b)	To Sub-Adviser at: Riverbridge Partners, Midwest Plaza West, 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402

(c)	To the Company at: First Focus Funds, 1620 Dodge Street, Stop 1060, Omaha, NE 68197

20.           Certain Definitions.  The terms "affiliated," "vote of a majority of the outstanding voting securities," "assignment." "approved at least annually," and "interested persons" shall have the respective meanings ascribed to them in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

21.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the laws of the state of Nebraska without giving effect to such state's conflicts of laws provisions, and the 1940 Act.  To the extent that the applicable laws of the state of Nebraska conflict with the applicable provisions of the 1940 Act, the latter shall control.  Sub-Adviser shall notify the Adviser of any changes in its members or managers within a reasonable time.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

TRIBUTARY CAPITAL MANAGEMENT

By:________________________________

Name:______________________________

Title:_______________________________

RIVERBRIDGE PARTNERS, LLC

By:________________________________

Name:_____________________________

Title:______________________________

PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FUND NAME PRINTS

The Board of Directors unanimously recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. To elect and re-elect three nominees to First Focus Funds, Inc.'s Board of Directors. (01) Michael Summers (02) Robert A. Reed (03) Gary D. Parker	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

	For	Against	Abstain
2. To approve a new investment advisory agreement between First Focus Funds, Inc., on behalf of each series of First Focus Funds, Inc. (each, a "Fund" and together, the "Funds"), and Tributary Capital Management, LLC ("Tributary").	0	0	0
6. To approve the Board's ability to change the name of First Focus Funds, Inc. and the Funds as follows at its discretion following the approval of Proposals (2) through (5):	0	0	0

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

<XXXXX>2 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FUND NAME PRINTS

The Board of Directors unanimously recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. To elect and re-elect three nominees to First Focus Funds, Inc.'s Board of Directors.	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

(01) Michael Summers

(02) Robert A. Reed

(03) Gary D. Parker

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

<XXXXX>3 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FUND NAME PRINTS

The Board of Directors unanimously recommends you vote FOR the following proposals:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

		For All	Withhold All	For All Except
1.	To elect and re-elect three nominees to First Focus Funds, Inc.'s Board of Directors. (01) Michael Summers (02) Robert A. Reed (03) Gary D. Parker	0	0	0

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

<XXXXX>4 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FUND NAME PRINTS

The Board of Directors unanimously recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. To elect and re-elect three nominees to First Focus Funds, Inc.'s Board of Directors. (01) Michael Summers (02) Robert A. Reed (03) Gary D. Parker	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders also are available on First Focus Funds, Inc.'s website at:

www.firstfocusfunds.com/FinancialReports/financialReports.htm

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<XXXXX>5

SPECIAL MEETING OF SHAREHOLDERS
FIRST FOCUS FUNDS, INC.

APRIL 30, 2010

The undersigned shareholder hereby appoints Damon Wiser as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent the undersigned and to vote at the Special Meeting of Shareholders of First Focus Funds, Inc. (the "Funds") to be held at 1620 Dodge Street, 16th Floor, Omaha, Nebraska 68197, on Friday, April 30, 2010 at 10:00 a.m. (Central time) (the "Special Meeting") and at any and all adjournments thereof, all shares of the Funds which the undersigned would be entitled to vote if personally present, in accordance with the following instructions.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Special Meeting.

This proxy, if properly executed, will be voted in the manner directed. If properly executed and no instructions are indicated, the undersigned's vote will be cast FOR the proposals described herein.

The proxy is authorized to vote in his discretion on any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.